Exhibit 10.16

Dated this 28 day of 03, 2022

Given By

NG CHEN LOK

NRIC: 870203065701

(“Guarantor(s)”)

In Favor Of

CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD

197201000831 (12441-M)

(“CGC”)

GUARANTEE AGREEMENT

BY INDIVIDUALS / COMPANIES/

REGISTERED BUSINESS/

SOCIETY/PROFESSIONAL BODY/

CO-OPERATIVE

GUARANTEE AGREEMENT

(By Individuals/companies/registered business/Society/Professional Body/Co-operative)

RECITALS
ARTICLE 1		DEFINITIONS AND INTERPRETATION
ARTICLE 2		INCORPORATION OF LETTER OF OFFER
ARTICLE 3		GUARANTEE
ARTICLE4		INDEMNITY
ARTICLE 5		LIABILITY
	Section 5.0	Continuing Liability of the Guarantor(s)
ARTICLE 6		DISCRETION
	Section 6.0	Indulgence
ARTICLE 7		SECURITY
	Section 7.0	Securities held by CGC
ARTICLE 8		SUSPENSE ACCOUNT
	Section 8.0	Suspense Account
ARTICLE 9		NO COMPETITION WITH CGC
	Section 9.0	No Competition with CGC
ARTICLE 10		RIGHT OF SET-OFF
ARTICLE 11		WARRANTIES
	Section 11.0	Representation of Warranties by Guarantor (s)
	Section 11.1	Repetition
	Section 11.2	No Prejudice To CGC’s Rights
ARTICLE 12		UNDERTAKINGS OF THE GUARANTOR
	Section 12.0	Undertakings of the Guarantors
ARTICLE 13		MULTIPLE GUARANTORS
	Section 13.0	Multiple Guarantors
ARTICLE 14		INDEBTEDNESS
	Section 14.0	Certificate of Indebtedness
ARTICLE 15		ASSURANCE
	Section 15.0	Further Assurance
ARTICLE 16		RIGHT TO RECOVER
	Section 16.0	CGC’s Right To Recover Not To Be Affected
ARTICLE 17		PAYMENT BY GUARANTOR(S)
ARTICLE 18		RIGHT CUMULATIVE
ARTICLE 19		SEVERABILITY
ARTICLE 20		JURISDICTION
	Section 20.0	Law and Jurisdiction
ARTICLE 21		LEGAL PROCESS
	Section 21.0	Service of Legal Process
ARTICLE 22		NOTICES
ARTICLE 23		PRINCIPAL/SECONDARY INSTRUMENTS
	Section 23.0	Principal/Secondary Instruments
ARTICLE 24		INDEPENDENT LEGAL ADVICE
ARTICLE 25		SCHEDULES

GUARANTEE AGREEMENT

By Individuals/Companies

AN AGREEMENT made the day and year stated in Section 1 of the First Schedule hereto by the party whose name and description are stated in Section 3 of the First Schedule hereto (hereinafter referred to as “the Guarantor(s)”) in favour of CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD [Registration No. 197201000831 (12441-M)], a company incorporated in Malaysia and having its registered office at Level 14, Bangunan CGC, Kelana Business Centre, 97, Jalan SS7/2, 47301 Petaling Jaya, Selangor Darul Ehsan hereto (hereinafter referred to as “CGC”).

RECITALS

WHEREAS:-

I.	The party whose name and particulars are set out in Section 2 of the First Schedule hereto (hereinafter called the “Customer” which expression shall, where the context so permits, include his or her or its heirs, personal representatives, estates, successors in title and permitted assigns) had applied to CGC for a working capital financing facility and CGC has granted and made available or agreed to grant and make available or to continue to grant and make available to the Customer financing facility at the amount stated in Section 4 of the First Schedule hereto (hereinafter referred to as “the Financing Facility”) (in accordance with the finance procedures of CGC and under the Islamic principle of Tawarruq for the Shariah compliant purpose (hereinafter referred to as “the Purpose”) and CGC has approved the said application subject to the terms and conditions hereinafter appearing.

II.	The Customer had entered into a Tawarruq Financing-i Facility made between CGC and the Customer by the acceptance of the letter of offer dated on the date more particularly identified in Section 5(a) of the First Schedule and accepted on the date more particularly identified in Section 5(b) of the First Schedule (hereinafter referred to as “the Letter of Offer”).

IlI.	By the terms of the Letter of Offer, it was agreed, inter alia, that the Guarantor(s) shall execute this Guarantee to guarantee the Guaranteed Amounts (as defined herein) and stated in Section 6 of the First Schedule.

NOW THIS GUARANTEE WITNESSETH as follows -

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Except where the context otherwise requires, the terms and expressions defined in the Letter of Offer and other Security Documents and not otherwise defined herein bear the same meanings where used in this Guarantee, and the following words and expressions where used in this Guarantee bear the meanings respectively set opposite them :-

“CGC”	CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD [Registration No. 197201000831 (12441-M)], a company incorporated in Malaysia and having its registered office at Level 14, Bangunan CGC, Kelana Business Centre, 97, Jalan SS7/2, 47301 Petaling Jaya, Selangor Darul Ehsan as specified in Section 4 of the First Schedule hereto and includes its successors in title and assigns;

“Customer”	As specified in Section 2 of the First Schedule hereto and includes its successors-in-title and its permitted assigns;

“Financing Facility”	The financing facility under the principle of Tawarruq for the Shariah compliant purpose at the amount stated in Section 4 of the First Schedule to be made available to the Customer by CGC under the Letter of Offer referred to in Section 5 of the First Schedule hereof and includes any balance or part thereof;

“Letter of Offer”	The letter of offer dated on the date more particularly identified in Section 5(a) of the First Schedule and accepted on the date more particularly identified in Section 5(b) of the First Schedule executed between the Customer and CGC;

“Guarantor(s)”	As specified in Section 3 of the First Schedule of this Agreement and includes their respective personal representatives, heirs and successors-in-title;

“Guaranteed Amount”	the payment of the CGC’s Sale Price including the aggregate of all monies whether principal, profit, additional profit, costs, charges, commission or otherwise outstanding or payable or agreed to be payable by the Customer or any Security Party from time to time whether solely or jointly with any other persons and whether as principal debtor or surety and includes all liabilities and obligations whether present or future or actual or contingent for the payment of all monies by the Customer or any Security Party whatsoever and howsoever due and/or payable under the Security Documents at the amount as stated in Section 6 of the First Schedule herein;

“Indebtedness”	the commitment of the Customer as to the CGC’s Sale Price equivalent to the Guaranteed Amounts to be paid under the Letter of Offer and all other moneys payable by the Customer pursuant to the Letter of Offer and other Security Documents relating to the Financing Facility (whether in respect of any installment, prepayment, premium, costs, expenses and other charges);

“Security Documents”	The Letter of Offer, this Guarantee and any other security documents as shall be applicable;

“Security Party”	Subject to applicability:

	1.	The Customer in relation to the Letter of Offer; and The Guarantor(s)(s) in relation to this Guarantee; and

	2.	Any party or parties providing or which shall hereafter

	3.	from time to time provide any security or guarantee in favour of CGC to secure the payment of the Indebtedness.

1.2	The headings in this Guarantee are inserted for convenience only and shall not be taken read and construed as essential parts of this Guarantee. References to Clauses are to be construed as references to Clauses of this Guarantee. All references to provisions of statutes include such provisions as modified, re-certified or re-enacted. Words applicable to natural person include any body of persons, company, corporation, firm or partnership corporate or unincorporated and vice versa. Words importing the masculine gender shall include the feminine and neuter genders and vice versa. Words importing in the singular number shall include the plural number and vice versa. Where two or more persons or parties are included or comprised in any expression, agreement, covenant, term, stipulation and undertaking expressed to be made to such persons or parties shall, unless expressly stated to the contrary, be enforceable by them jointly and severally and agreements, covenants, terms, stipulations and undertakings expressed to be made by or on the part of such persons or parties shall be deemed to be made by and binding upon such persons or parties jointly and severally.

ARTICLE 2

INCORPORATION OF FACILITY AGREEMENT

2.0	TERMS OF FACILITY AGREEMENT INCORPORATED INTO THIS GUARANTEE

All the provisions of the Letter of Offer are, whether repeated herein or not, incorporated into and form part of this Guarantee and all representations, warranties and covenants made therein by the Customer shall be deemed to have been made by the Guarantor(s) herein and references to the Customer in the Letter of Offer shall be read as if they were references to the Guarantor(s) in this Guarantee. Subject to such alterations or variations where necessary to make the provisions of the Letter of Offer consistent with the provisions of this Guarantee, in the event of any conflict or discrepancy between the provisions of the Letter of Offer and any of the provisions of this Guarantee, the provisions of this Guarantee shall prevail for the purposes of interpretation and enforcement of this Guarantee, but only to the extent of such inconsistency, conflict or discrepancy.

ARTICLE 3

GUARANTEE

3.0	GUARANTEE

3.1	In consideration of CGC entering into the Letter of Offer with the Customer to make available or continue to make available the Financing Facility upon the terms and subject to the conditions therein contained to the Customer at the request of the Customer and the Guarantor(s), the Guarantor(s) hereby unconditionally and irrevocably guarantees, as a continuing obligations, the payment to CGC on demand all the Guaranteed Amounts together with profit commission discount and all other banking charges and all costs charges and other expenses which CGC may incur in respect of perfecting the present guarantee or in enforcing or obtaining payment of such monies or in defending prosecuting or otherwise howsoever taking part in and also other payment and sums hereinafter mentioned or stipulated and other usual financing charges.

3.2	In the event of the Customer failing to observe and perform any of the covenants, undertakings, stipulations and terms contained in the Security Documents on the part of the Customer to be observed and performed, CGC shall, notwithstanding anything to the contrary contained in the Security Documents, be entitled to demand payment in full from the Guarantor(s) of the whole of the Guaranteed Amounts including the CGC Sale Price or such amount as may be outstanding including all costs and charges that are payable by the Customer pursuant to the Security Documents.

ARTICLE 4

INDEMNITY

4.0	INDEMNITY

4.1	As a separate, additional and continuing obligation, the Guarantor(s) unconditionally and irrevocably undertakes with CGC that, should the Guaranteed Amounts not be recoverable from the Guarantor(s) under Section 3.1 for any reason whatsoever (including, but not without prejudice to the generality of the foregoing, by reason of any provision of the Facility Agreement being or becoming void, unenforceable or otherwise invalid under applicable law) then, notwithstanding that may have been known to CGC, the Guarantor(s) will, as a sole, original independent obligor, upon first written demand by CGC under Section 3.1, make payment of the Guaranteed Amounts by way of a full indemnity and otherwise in such manner as is provided for under the Letter of Offeror this Guarantee.

4.2	The Guarantor(s) hereby further agree to undertake, confirm and covenant with CGC that, without derogation from any of the Guarantor(s)' obligations to CGC provided in this Guarantee, the Guarantor(s) will jointly and severally at all times indemnify and keep CGC indemnified against all losses actions proceedings claims demands costs damages and expenses (including legal costs on a full indemnity basis) which CGC may incur suffer or sustain by reason of any breach by the Customer of such covenants conditions or stipulations contained in the Security Documents.

ARTICLE 5
LIABILITY

5.0	CONTINUING LIABILITY OF THE GUARANTOR(S)

5.1	The Guarantor(s) hereby agrees and declares that this Guarantee is expressly intended to be and shall be a continuing guarantee for the payment of the Guaranteed Amounts until the Guaranteed Amounts, including contingent liabilities, have been fully settled and the expired guarantees/bonds/indemnities, documentary or other credits or any instruments whatever from time to time entered into by CGC for the account of the Customer and shall be irrevocable and the obligations of the Guarantor(s) shall not be discharged except by performance and then only to the extent of such performance. Such obligations shall not be subject to any prior notice to or demand to the Guarantor(s) with regard to any default of the Customer and shall not be impaired by any extension of time, forbearance or concession given to the Customer or any assertion of or failure to assert any right or remedy against the Customer or in respect of any security created by or in pursuance of the provisions of the Security Documents and/or any modifications or amplifications of the provisions contemplated by the terms thereof or any failure of the Customer to comply with any requirements of any law regulations or order in Malaysia or of any political sub-division or agency thereof.

5.2	Without prejudice to the generality of Clause 5.1, this Guarantee shall not be considered as satisfied by any intermediate payment or satisfaction of the whole or part of any sum or sums of money due and payable under the Letter of Offerbut shall be a continuing security and shall extend to cover any sum or sums of money whatsoever which shall for the time being constitute the amount due and payable from the Customer to CGC under the Letter of Offertogether with costs, charges and all other sums whatsoever payable by the Customer to CGC under or pursuant to the Security Documents.

5.3	(a)	Without prejudice to the rights of CGC against the Customer under the Letter of Offeror the Security Documents, as principal debtors, the Guarantor(s) shall, as between CGC on the one hand and the Guarantor(s) on the other hand be deemed principal debtors in respect of the Guarantor(s)' obligations hereunder and not be discharged nor shall the Guarantor(s)' liabilities be affected by any invalidity, irregularity or unenforceability of the Letter of Offeror any of the Security Documents. CGC shall, without reference to the Guarantor(s), be at liberty but shall not be bound to resort for the benefit of CGC to any other means of payment at any time as CGC may think fit without thereby diminishing the Guarantor(s)' liabilities and CGC may, so long as any moneys remain due and payable and unpaid by the Customer to CGC under the Letter of Offeror any of the Security Documents, exercise CGC's rights under this Guarantee for the payment of any such moneys due and payable to CGC before or after resorting to other means of payment as CGC may think fit. In addition, CGC shall be at liberty to require payment by the Guarantor(s) jointly and severally of any such moneys due and payable to CGC without taking proceedings first to enforce such payment against the Customer.

(b)	The Guarantor(s) hereby agree and confirm that all sums of money which may not be recoverable from the Customer by reason of any legal limitation or disability or incapacity of the Customer including, but not limited to, any defect, informality or deficiency in obtaining Financing Facility by the Customer or in the exercise thereof which might be a defence between the Customer and CGC, shall nevertheless be recoverable from the Guarantor(s) as principal debtors.

5.4	The Guarantor(s) shall not be discharged or released from this Guarantee by any arrangement entered into or any composition accepted by CGC modifying its rights and remedies under the Security Documents whether with or without the assent of the Guarantor(s) or by any alteration in the obligations, terms, stipulations, covenants and undertakings contained in the Security Documents or by any forbearance whether as to payment time performance or otherwise.

5.5	This Guarantee shall not be determined and the liabilities and/or obligations of the Guarantor(s) shall subsist notwithstanding that the Customer may at law have no power or authority to obtain financing or that CGC may not have a legal right to claim as the case may be or that it becomes impossible to proceed against the Customer or for any defect or illegality in the Security Documents or in any of the terms and conditions thereof.

5.6	The liabilities and/or obligations of the Guarantor(s) created by this Guarantee shall continue to be valid and binding for all Shariah compliant purposes whatsoever notwithstanding any change by amalgamation, reconstruction or otherwise which may be made in the constitution of CGC and/or the Customer and it is hereby expressly declared that no change of any sort whatsoever in relation to or affecting the Customer or any of the Guarantor(s), whether by retirement, expulsion, death or admission of any new partner/director/shareholder shall in any way affect the liabilities and/or obligations created hereunder in relation to any transaction whatsoever whether past, present or future.

5.7	This Guarantee shall be binding on the successors-in-title and personal representatives of the Guarantor(s) and on the successors-in-title and assigns of CGC. Provided that no Guarantor(s) shall assign any of his liabilities or obligations hereunder without the prior consent of CGC in writing which consent may be given refused or withheld by CGC absolutely or conditionally at its sole and absolute discretion without giving any reasons therefore whatsoever.

5.8	If the Guarantor(s) is a body corporate and pursuant to a scheme of arrangement, merger, reconstruction or similar process a new or other body corporate succeeds to the liabilities of such body corporate, the provisions of this Guarantee shall continue to apply fully as if such new or other body corporate had been named as the Guarantor(s) herein.

ARTICLE 6
DISCRETION

6.0	INDULGENCE

6.1	CGC shall be at liberty without thereby affecting its rights against the Guarantor(s) under this Guarantee to grant to the Customer any time or indulgence for the payment of moneys due and payable to CGC or for the observance of any term, stipulation, covenant or undertaking on the part of the Customer to be observed and performed under the terms of the Security Documents or to vary or substitute the securities held by CGC or to release any such securities or any part thereof.

6.2	CGC shall have full power at its discretion to give time for payment or to make any other arrangements with any other person or persons or corporations without prejudice to this present Guarantee or any liability thereunder.

6.3	Independently of any other terms, conditions and stipulations herein, it is hereby expressly agreed and declared that the obligations of each Guarantor(s) hereunder shall not be affected by any act, omission, fact, circumstance, matter or thing which, but for this provision, might operate to release or otherwise any Guarantor(s) from his obligations hereunder, (to the extent that such Guarantor(s) shall be liable as a sole and principal debtor for all amounts demanded from that Guarantor(s) by CGC hereunder) including, without limitation, and whether known or not known to such Guarantor(s):-

(a)	the taking, variation, compromise, renewal or release of, or refusal or neglect to perfect or enforce any rights, remedies or securities against the Customer or any other person including any Guarantor(s); or

(b)	the granting of any other facilities or financing facilities by CGC to the Customer; or

(c)	any amendment to or variation of the terms of the Security Documents or security; or

(d)	any irregularity, unenforceability, illegality or invalidity of any obligations of the Customer, or any person, under any other security or document to the intent that any Guarantor(s)'s obligations under this Guarantee shall be construed accordingly as if there were no such irregularity, unenforceability, illegality or invalidity; or

(e)	the renewal or review of the Financing Facility in any manner and on such terms and conditions as CGC may deem fit; or

(f)	dealing with exchanging, releasing or modifying or abstaining from perfecting or enforcing any securities or rights it may now or at any time hereafter or from time to time have from or against the Customer or any other person; or

(g)	compound with the Customer or any other person or Guarantor(s), if any.

And each Guarantor(s) hereby expressly consents to all or any of the events herein before provided and declares that no further consent shall be required from him in respect thereof.

ARTICLE 7
SECURITY

7.0	SECURITIES HELD BY CGC

7.1	This Guarantee shall be in addition to and shall not be in any way prejudiced or affected by any other guarantee or any collateral or other security now or hereafter held by CGC for all or any part of the moneys hereby guaranteed nor shall such other guarantee or any collateral or other security or lien to which CGC may be otherwise entitled or the liability of any person or persons or corporation not parties hereto for all or any part of the moneys hereby secured be in anyway prejudiced or affected by this Guarantee.

7.2	The Guarantor(s) hereby declare that they have not received any security from the Customer for the giving of this Guarantee and agrees that they will not so long as this Guarantee shall remain in force and so long as any moneys under the Letter of Offerand other Security Documents remain outstanding or there is any claim by CGC against the Customer in respect of their liabilities hereunder without obtaining CGC 's prior written consent and each Guarantor(s) agrees that in the event of his taking such security the same shall be a security to CGC hereunder and shall be held in trust for CGC and forthwith be deposited with CGC and each Guarantor(s) hereby irrevocably appoints CGC to be his attorney for the purpose of doing all acts and executing in his name all documents to protect CGC 's interest in such security.

7.3	Each Guarantor(s) hereby expressly agrees with CGC to subordinate any facility advanced by him to the Customer and his rights as financier thereunder to the Indebtedness and to all the rights of CGC with respect to the Indebtedness. Without prejudice to the generality of the foregoing each Guarantor hereby undertakes to CGC that at all times during the continuance of the Indebtedness, he will not, without the prior written consent of CGC, demand or accept from the Customer payment, of any financing facilities advanced by the Guarantor(s) to the Customer or any part thereof and, in the event of the Guarantor(s) accepting such payment, the moneys so received shall be deemed to be received in trust for CGC and shall forthwith be paid over to CGC.

7.4	All moneys received from or on account of the Customer or from any other person or estate or from the realization of any security or otherwise for the purpose of being applied in reduction of the Indebtedness or other moneys due thereunder shall be treated for all purposes as payments in gross and not as appropriated or attributable to any specific part or item of the Indebtedness or other moneys due thereunder even if appropriated thereto by the person otherwise entitled so to appropriate. All securities now or at any time held by CGC shall be treated as securities for the Indebtedness and other moneys due. The Guarantor(s) will make no claim to any securities held by CGC or any part thereof unless and until the Guarantor(s) shall have paid to CGC all moneys due and payable from the Guarantor(s) under this Guarantee and CGC shall have received the full amount of the Indebtedness together with all other moneys due under the Security Documents.

7.5	Nothing contained in this Guarantee shall be deemed to render it obligatory upon CGC either at law or in equity to grant the Financing Facility or any part thereof or any other facility to the Customer and the Guarantor(s)' liabilities under this Guarantee shall not be discharged or released by virtue of CGC refusing to grant the Financing Facility or any part thereof or any other accommodation or facility whatsoever to the Customer.

7.6	The liabilities and obligations of the Guarantor(s) under this Guarantee shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever, except the proper and valid payment of all moneys whatsoever payable under this Guarantee and the performance and observance of all duties and obligations of the Guarantor(s) signed by CGC and without prejudice to its generality, the foregoing shall apply in relation to anything which would have discharged the Guarantor(s) (wholly or in part) or which would have afforded the Guarantor(s) any legal or equitable defence and in relation to any winding up or dissolution of or any change in construction or corporate identity or loss by the Customer or any other person.

ARTICLE 8

SUSPENSE ACCOUNT

8.0	SUSPENSE ACCOUNT

Any money received hereunder may be placed and kept to the credit of a non-interest bearing suspense account for so long as CGC may think fit without any obligation in the meantime to apply the same or any part thereof in or towards discharge of the amount of any moneys or liabilities due by the Customer to CGC under the Security Documents. Notwithstanding any such payment, in the event of any proceedings in or analogous to liquidation, composition in respect of the whole or any part of such moneys and liabilities shall be in the same manner as if this Guarantee had not been given.

ARTICLE 9

NO COMPETITION WITH CGC

9.0	NO COMPETITION WITH CGC

Until all moneys and liabilities due or incurred by the Customer for CGC shall have been discharged, no Guarantor(s) shall, by paying off any sum recoverable hereunder or by any other means or on any other ground, claim set-off or counter-claim against the Customer in respect of any liability on the part of such Guarantor(s) to the Customer or claim proof on competition with CGC in respect of any payment by such Guarantor(s) hereunder or be entitled to claim or have the benefit of any set-off, counter-claim proof against or dividend composition or payment by the Customer or the benefit of any other security which CGC may now or hereafter hold for any money or liabilities due or incurred by the Customer to CGC or to have any share therein.

ARTICLE 10

RIGHT OF SET-OFF

10.0	RIGHT OF SET-OFF

Where any moneys become payable by the Guarantor(s) to CGC, whether under this Guarantee or any one of the Security Documents, CGC shall be at liberty to set-off amount of such liability against any sum in any Guarantor(s)’ accounts with CGC and CGC may combine, consolidate or merge all or any of any Guarantor(s)’ accounts with and liabilities to CGC and set-off or transfer any sum standing to the credit of any such accounts in or towards the satisfaction of such Guarantor(s)’ liabilities as aforesaid at CGC’s discretion subject to prior notice given to the Guarantor(s).

ARTICLE 11

WARRANTIES

11.0	REPRESENTATIONS AND WARRANTIES BY GUARANTOR(S)

The Guarantor(s) hereby represents and warrants to CGC as follows:

(a)	Contractual obligations: that the Financing Facility and this Guarantee when executed will constitute legal, valid and binding obligations of the Guarantor(s) enforceable in accordance with its terms;

(b)	Authorisations and consents: that all acts, conditions and things which are required or advisable to be done for or in connection with the execution, delivery, performance, legality or enforceability of this Guarantee in accordance with its terms have been done, performed and have happened in due and strict compliance with all applicable laws and regulations;

(c)	Proceedings: that there are no proceedings current or pending before any court or to the knowledge of the Guarantor(s) threatened against or affecting the Guarantor(s) and no pending proceedings are before any government agency or administrative body or to the knowledge of the Guarantor(s) threatened against the Guarantor(s) which if adversely determined would materially or adversely affect the financial condition or operation of the Guarantor(s) or impair the right to carry on the business of the Guarantor(s) substantially as now conducted or the ability of the Guarantor(s) to discharge the Indebtedness due hereunder or to perform its obligations under this Guarantee and to the best of the knowledge and belief of the Guarantor(s), the Guarantor(s) has complied with all applicable statutes and regulations of all government authorities having jurisdiction over the Guarantor(s);

(d)	Material Adverse Change: that there is no material adverse change in the financial condition, operating environment, management of the Guarantor(s) or other conditions which will materially affect the ability of the Guarantor(s) to perform the obligations of the Guarantor(s) under this Guarantee;

(e)	Where the Guarantor(s) is a Limited Company or other Corporation:

(i)	Status: that the Guarantor(s) is a company duly incorporated with limited liability and validly existing under the laws of Malaysia as a separate legal entity and has full power and authority to own assets and to carry on the business as it is now being carried out;

(ii)	Powers: that the execution, delivery and performance of this Guarantee and the Guarantor(s); (a) is or will when executed be within the corporate powers of the Guarantor(s); (b) has been duly authorised by all necessary governmental approvals; and (c) does not or will not contravene (i) any law or any contractual restriction or regulation or any order or decree of any governmental authority, agency or court binding on the Guarantor(s) or any licence, permit or consent by which the Guarantor(s) or any of its assets is bound or affected; or (ii) any provision of its Constitution or constituted documents;

(iii)	Dissolution: no steps have been taken or are being taken (a) to appoint a receiver or a receiver and manager or liquidator to take over or wind-up the Guarantor(s); (b) for any proposal by the Guarantor(s) to be placed under judicial management or to pass any resolution or make any application for the Guarantor(s) to be placed under judicial management; or (c) to propose to enter into or permit the entry of any arrangement or composition (voluntary or otherwise) with any creditors of the Guarantor(s); and no declaration has been made by any competent court or authority in respect of a moratorium on the payment of indebtedness or other suspension of payments generally (if applicable);

(iv)	No default: neither the signing nor delivery of this Guarantee nor the performance of any of the transactions contemplated herein will:

(a)	contravene or constitute a default under any provision contained in any agreement, instrument, law, judgment, order, licence, permit or consent by which the Guarantor(s) or any of its assets is bound or affected; or

(b)	cause any limitation on it or the powers of its directors, whether imposed by or contained in any document which contains or establishes its constitution or in any law, order, judgment, agreement, instrument or otherwise, to be exceeded;

(f)	Where the Guarantor(s) is a Natural Person or Individual:

(i)	Status: that the Guarantor(s) has the power or capacity to execute, deliver and perform the terms of this Guarantee;

(ii)	Powers: that the execution, delivery and performance of this Guarantor(s) (a) has been duly authorised by all necessary governmental approvals; and (b) does not or will not contravene any law or any contractual restriction or regulation or any order or decree of any governmental authority, agency or court binding on the Guarantor(s) or any licence, permit or consent by which the Guarantor(s) or any of his/her assets is bound or affected

(iii)	Bankruptcy: no bankruptcy proceedings have been commenced against the Guarantor(s);

(iv)	No default: neither the signing nor delivery of this Guarantee nor the performance of any of the transactions contemplated herein will contravene or constitute a default under any provision contained in any agreement, instrument, law, judgement, order, licence, permit or consent by which the Guarantor(s) or any of its assets is bound or affected.

(g)	Registration etc: no registration, recording, filing or notarisation of this Guarantee and no payment of any duty or tax (save for stamp duty in Malaysia) and no other action whatsoever is necessary or desirable to ensure the validity, enforceability or priority in Malaysia of the liabilities and obligations of the Guarantor(s) or the rights of CGC;

(h)	Material adverse effect: no event has occurred which constitutes, or that with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any agreement or instrument by which the Guarantor(s) or any of the Guarantor(s)’ assets is bound or affected, being a contravention or default which might either have an adverse effect on the business, assets or condition of the Guarantor(s) or adversely affect the Guarantor(s)’ ability to observe or perform the Guarantor(s)’ obligations under this Guarantee;

(i)	Payment of tax: all necessary returns have been delivered by or on behalf of the Guarantor(s) to the relevant taxation authorities and the Guarantor(s) is not in default in the payment of any taxes of a material amount, and no material claim is being asserted with respect to taxes which is not disclosed in the financial statements referred to in paragraph U) below (where the Guarantor(s) is a limited company or other corporation);

(j)	Financial statements: (where the Guarantor(s) is a limited company or other corporation), the audited financial statements (including the income statement and balance sheet) of the Guarantor(s) have been prepared on a basis consistently applied and give a true and fair view of the results of its operations for that year and the state of its affairs at the date, and in particular accurately disclose all the liabilities (actual or contingent) of the Guarantor(s);

(k)	Full disclosure: the Guarantor(s) has fully disclosed in writing to CGC all facts relating to the Guarantor(s) which the Guarantor(s) knows or should reasonably know and which are material for disclosure to CGC in context of the Financing Facility and the Facility Agreement;

(l)	the Guarantor(s) fully understands the nature and effect of this Guarantee and hereby acknowledges that the Guarantor(s) has not relied upon any representations, warranties or advice whatsoever expressly or impliedly made by CGC or its officers, employees or agents and hereby absolves CGC or its officers, employees or agents from any liability and/or responsibility in respect of any negligence, misrepresentation and/or misstatement. The Guarantor(s) further declares that the Guarantor(s) has read this Guarantee in its entirety, understands the nature and effect of the contents of this Guarantee and is signing this Guarantee of its own free will and consent; and

(m)	Commercial nature of transaction: that the transactions on the part of Guarantor(s) which are contemplated in this Guarantee represent transactions of a purely commercial nature by the Guarantor(s) and are not, in any sense, public or governmental acts.

11.1	REPETITION

The Guarantor(s) hereby acknowledges that CGC has entered into this Guarantee on the basis of and in full reliance of the above representations and warranties and CGC agrees covenants undertakes and confirms that each of the representations and warranties contained in the preceding sub-section shall survive and continue to have full force and effect after the execution of this Guarantee. The Guarantor(s) hereby warrants to CGC that the above representations and warranties will be true and correct and fully observed on each date the Financing Facility is utilised until the Indebtedness due hereunder have been discharged and fully settled subject always the Financing Facility continues to be made available by CGC to the Customer.

11.2	NO PREJUDICE TO CGC’S RIGHTS

CGC’s rights and remedies in relation to any misrepresentation or breach of warranty shall not be prejudiced by any investigation by or on behalf of CGC into the affairs of the Guarantor(s) or by the execution or the performance of this Guarantee or by any other act or thing which may be done by or on behalf of CGC in connection with this Guarantor(s) or which might, apart from this section, prejudice such rights or remedies

ARTICLE 12

UNDERTAKINGS OF THE GUARANTOR

12.0	UNDERTAKINGS OF THE GUARANTOR

12.1	The Guarantor(s) undertakes with CGC that from the date of this Guarantee until all its liabilities under this Guarantee have been discharged:

(a)	the liabilities of the Guarantor(s) under this Guarantee will rank at least equally and rateably (pari passu) in point of priority and security with all its other unsecured liabilities (both actual and contingent) except:

(i)	liabilities which are subject to liens or rights of set off arising in the normal course of trading and the aggregate amount of which is not material; and

(ii)	liabilities which are preferred solely by laws of Malaysia and not by reason of any security interest, and the Guarantor(s) shall not create or permit to exist over all or any part of its business or assets any security interest other than those permitted under this Section without the prior written consent of CGC;

(b)	it will deliver to CGC:

(i)	as soon as they become available (and in any event within one hundred and fifty (150) days after the end of each of its financial year) copies of its consolidated financial statements for the period which shall contain an income statement and a balance sheet and be audited and certified by a firm of independent auditors;

(ii)	within sixty (60) days after the end of each quarterly unaudited consolidated financial statements for that period which shall contain an income statement and a balance sheet and shall be accompanied by confirmation by the Guarantor(s) that the aforesaid quarterly consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Malaysia and give a true and fair view of the results of its/their operations for those period(s); and

(iii)	promptly, such additional financial or other information as CGC may from time to time request;

(c)	the Guarantor(s) will maintain in full force and effect all relevant authorizations (governmental and otherwise) and will promptly obtain any further authorization which may become necessary to enable it to perform any of the transactions contemplated by this Guarantee;

(d)	the Guarantor(s) will immediately notify CGC upon becoming aware of the revocation or variation of any authorization;

(e)	if the Guarantor(s) becomes aware of the occurrence of an Event of Default it will forthwith notify CGC and provide CGC with full details of any steps which the Customer is taking, or is considering taking, in order to remedy or mitigate the effect of the Event of Default or otherwise in connection with it;

(f)	the Guarantor(s) will punctually pay all the Guaranteed Amounts when due and payable except for amounts which the Guarantor(s) contests in good faith;

(g)	the Guarantor(s) will carry out and operate its business and affairs with due diligence and efficiency and in accordance with sound financial and industrial standards and practices and take out or maintain valid insurances in respect of all its assets and business against all risks which are normally insured by other companies carrying on similar business for such amounts as would in the circumstances be considered prudent by such other companies and will not do or omit to do or suffer anything to be done which render any policies of insurance taken out by it void or voidable;

(h)	the Guarantor(s) will, by written notice, inform CGC of:

(i)	any legal proceedings, litigation or claim, involving the Guarantor(s) which has adversely affected the Guarantor(s)’ ability to fulfill its obligations under this Guarantee or its financial position;

(ii)	any dispute between the Guarantor(s) and any Government or statutory body in respect of any of the Guarantor(s)’ lands and other assets which has adversely affect the Guarantor(s)’ ability to fulfill its obligations under this Guarantee or its financial position; and

(iii)	any matter which has adversely affected or may adversely affect the Guarantor(s)’ ability to fulfill its obligations under this Guarantee or its financial position;

(i)	the Guarantor(s) shall not take or accept any security interest or other security from the Customer or, in relation to the Guaranteed Amounts, from any third party, without first obtaining CGC’s written consent and the Guarantor(s) hereby agrees that in the event of such security is taken the same shall be held in trust for CGC and shall be deposited with CGC;

(j)	until all the Guaranteed Amounts due or incurred by the Customer to CGC shall have been paid or discharged in full, the Guarantor(s) shall not by paying off any sum recoverable hereunder or by any other means or on any ground, claim any set-off or counterclaim against the Customer in respect of any liability from the Customer to the Guarantor(s) or any claim or prove in competition with CGC in respect of any payment by the Customer be entitled to claim or have the benefit of any set-off or counter claim or proof against or dividend composition or payment by the Guarantor(s) hereunder or its estate or the benefit of any other security which CGC may now or hereafter hold for any money or liabilities or incurred by the Customer to it or to have any share herein;

(k)	if, notwithstanding sections (h) and (i) above, the Guarantor(s) may (notwithstanding payment to CGC by the Guarantor(s) or any other person of any of the Guaranteed Amounts) rank as creditors and prove in the winding up of the Customer for the whole amount outstanding against the Customer or such ultimate balance and CGC may and shall be entitled to receive and retain the whole of the dividends to the exclusion of all the Guarantor(s)’ rights as guarantor and no money or dividend so received by CGC shall be treated as received in respect of this Guarantee or otherwise in relation to the Guarantor(s) but the full amount hereby guarantee shall be payable by the Guarantor(s) until CGC shall have received from all sources one hundred sen in the Ringgit on the ultimate balance outstanding against the Customer;

(l)	until all monies due or payable by the Customer to CGC shall have been fully paid and all its liabilities to CGC shall have been satisfied and discharged, the Guarantor(s) shall not:

(i)	in respect of any monies which may have been paid by the Guarantor(s), seek to enforce payment or to exercise any other rights or legal remedies of whatsoever kind which may be due and payable howsoever to the Guarantor(s) in respect of the amount so paid, against the Customer;

(ii)	prove in competition with CGC for any monies due and payable by the Customer on any account whatsoever and/or in respect of any monies due or payable from the Customer to the Guarantor(s) but will give to CGC the benefit of any proof which the Guarantor(s) may be able to make in the liquidation of the Customer or in any arrangement or composition with the creditors

(iii)	take any steps to enforce any rights against the Customer or receive or claim or have the benefit of any payment or distribution from or on account of the Customer pursuant to this Guarantee, CGC may at its sole discretion instruct the Guarantor(s) to take any steps referred to in this sub-paragraph and any monies or other benefit thereby obtained by the Guarantor(s) will thereafter be held by the Guarantor(s) in trust for CGC; and

(m)	to subordinate any and all indebtedness of the Customer to the Guarantor(s), whether or not incurred pursuant to or arising out of this Guarantee, to secure the Guaranteed Amount. Without prejudice to the generality of the foregoing, the Guarantor(s) hereby undertakes to CGC that at all times during the continuance of the Financing Facility or this Guarantee for so long as any monies shall remain payable under the Financing Facility or this Guarantee, the Guarantor(s) shall not without CGC’s prior consent in writing, claim demand accept or receive from the Customer, by set off or in any other manner, payment of any financing facility by the Guarantor(s) to the Customer or any part thereof and shall in the event of the Guarantor(s) accepting such payment, the monies so received shall be deemed to be received in trust for CGC and shall forthwith be paid over to CGC.

12.2	The Guarantor(s) hereby undertakes that not later than execution of this Guarantee, the Guarantor(s) shall, if the Guarantor(s) is not represented by advocates and solicitors in this transaction, deliver to CGC a statutory declaration duly executed by the Guarantor(s) before a commissioner for oaths stating that the Guarantor(s) is executing this Guarantee with full knowledge and understanding of the nature and effect of the contents hereof and of its own free will.

ARTICLE 13
MULTIPLE GUARANTORS

13.0	MULTIPLE GUARANTORS

(a)	Where the Guarantee is given by or on behalf of more than one person, the expression “the Guarantor(s)” shall be construed as referring to each such person individually and any one or more of such person collectively, and all agreements, obligations, liabilities, representations, warranties and undertakings of the Guarantor(s) contained or implied in this Guarantee are joint and several and shall be construed accordingly. The expression “the Guarantor(s)” herein extends to all persons who are intended to or have agreed to be guarantors of the Customer in relation to all persons who are intended to or have agreed to be guarantors of the Customer in relation to Guaranteed Amounts notwithstanding that they have not co-jointly affixed their signatures to one single copy of this Guarantee so long as they sign individual copies of this Guarantee and notwithstanding that such signing may be at different times and places.

(b)	Each of the parties comprising the Guarantor(s) hereby agrees and consents severally to be bound by this Guarantee, notwithstanding that any others whom it is intended should sign or be bound by this Guarantee may not do so or be effectively bound hereby, and notwithstanding that this Guarantee may be invalid or unenforceable against any one or more of the parties comprising the Guarantee, whether or not the deficiency is known to CGC and notwithstanding the obligations of any other of them hereunder has determined or been discounted for any reason whatsoever.

CGC shall be entitled to release any one or more of the parties comprising the Guarantor(s) from this Guarantee, to compound with or otherwise vary or agree to vary the liability of, or to grant time or other indulgence to, or make other arrangements with, any one or more of the parties comprising the Guarantor(s), without prejudicing or affecting CGC’s rights, powers and remedies against any others of the parties comprising the Guarantor(s).

(c)	CGC shall be entitled to release any one or more of the parties comprising the Guarantor(s) from this Guarantee, to compound with or otherwise vary or agree to vary the liability of, or to grant time or other indulgence to, or make other arrangements with, any one or more of the parties comprising the Guarantor(s), without prejudicing or affecting CGC’s rights, powers and remedies against any others of the parties comprising the Guarantor(s).

(d)	Any notice served pursuant to this Guarantee on any party comprising the Guarantor(s).

(e)	CGC may make a demand under this Guarantee on any one or more of the persons comprising the Guarantor(s) without being required to make a demand at the same time or at any other on any person comprising the Guarantor(s).

ARTICLE 14
INDEBTEDNESS

14.0	CERTIFICATE OF INDEBTEDNESS

Any statement of account furnished by CGC which is duly certified by an authorized officer or agent of CGC or computer generated notices which do not require signatures issued by CGC, or any admission or acknowledgement in writing by the Customer or any person on behalf of the Customer of the amount of the Guaranteed Amounts in relation to the subject matter of this Guarantee or any judgement or award obtained by CGC against the Customer, shall be binding and conclusive evidence against the Guarantor(s) for whatever purpose including as being conclusive evidence of the Guaranteed Amounts in a court of law, save for manifest error.

ARTICLE 15
ASSURANCE

15.0	FURTHER ASSURANCE

The Guarantor(s) shall immediately upon demand by CGC and at the Guarantor(s)’ entire cost and expense make, execute, do and perform all such further assurances documents acts and things as CGC shall, from time to time, reasonably require to perfect the security afforded or created or intended to be afforded or created hereunder.

ARTICLE 16
RIGHT TO RECOVER

16.0	CGC’S RIGHT TO RECOVER NOT TO BE AFFECTED

No assurance or security or payment which may be avoided on the winding up, liquidation, reorganization or otherwise of the Customer and/or the Guarantor(s) and no release, settlement or discharge which may have been given or made on the faith of any assurance, security or payment shall prejudice the right of CGC to recover from the Guarantor(s) to the full extent hereof as if such assurance, security, payment, release, settlement or discharge (as the case may be) had never been granted, given or made.

ARTICLE 17
PAYMENT BY GUARANTOR(S)

17.0	PAYMENT BY GUARANTOR(S)

All payments and payments whatsoever to be made by the Guarantor(s) hereunder shall be made without any set-off or counterclaim and free and clear of any restrictions or conditions and without regard to any bilateral, multilateral or whatsoever payment or clearing agreement and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature now or hereunder imposed by any competent governmental or other authority. If any Guarantor(s) is compelled by law or otherwise to deduct any such taxes, levies, duties, charges or fees or to make any such deductions or withholdings, that Guarantor(s) shall pay such additional amounts as may be necessary in order that the net amounts received by CGC hereunder after such deductions or withholdings shall equal the amounts which CGC would have received had no such deductions or withholdings been required to be made.

ARTICLE 18
RIGHT CUMULATIVE

18.0	RIGHTS CUMULATIVE

The rights remedies powers and privileges herein provided are cumulative and not exclusive of any rights remedies powers and privileges provided by any law.

ARTICLE 19
SEVERABILITY

19.0	SEVERABILITY

Any term condition stipulation, provision, covenant or undertaking contained herein which is illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal, void or unenforceable any such term, condition, stipulation, provision, covenant or undertaking in any other jurisdiction.

ARTICLE 20
JURISDICTION

20.0	LAW AND JURISDICTION

This Guarantee shall be governed by and construed in accordance with the laws of Malaysia but in enforcing this Guarantee, CGC shall be at liberty to initiate and take action or proceedings or otherwise against the Guarantor(s) in Malaysia and/or elsewhere as CGC may deem fit and the parties hereto hereby agree that where any actions or proceedings are initiated and taken in Malaysia they shall submit to the non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with the obligations and liabilities of the parties hereto under or arising out of this instrument and the service of any writ or summons or any legal process in respect of any such action or proceeding may be effected on the Guarantor(s) (where the Guarantor(s) is a resident) by forwarding a copy of the writ or summons statement of claim or other legal process by prepaid registered post (or such other mode as stipulated by law) to its addresses for the time being.

ARTICLE 21
LEGAL PROCESS

21.0	SERVICE OF LEGAL PROCESS

Service of any writ of summons or any legal process in respect of any action arising out of or in connection with this Guarantee and/or other Security Documents may be affected by forwarding a copy of the writ of summons and statement of claim or other legal process by prepaid registered post to the respective registered offices and/or last known address of the parties hereto.

ARTICLE 22
NOTICES

22.0	NOTICES

22.1	Any notice request or demand requiring to be served by any party hereto to the other under the provisions of this Guarantee shall be in writing and shall be deemed to be sufficiently served :-

(a)	if it is sent by the party giving the notice or his or its solicitors by ordinary post or in a registered letter addressed to the parties to be served at his or its address herein before mentioned or at such other address as the other parties might have notified the party giving the notice at his or its new address and in such case it shall be deemed (whether it is actually delivered or not) to have been received three (3) business days after posting, postage or prepaid received; or

(b)	if it is given by the party giving the notice or his or its solicitors and despatched by hand to the party to be served on or his or its solicitors it shall be deemed to have been received when delivered; or

(c)	if it is sent by facsimile transmission, immediately after transmission thereof if the date of transmission is a working day, and if such a date is not a working day, then the notice by or facsimile shall be deemed to be served on them immediately on the following working day.

22.2	Any period to be calculated hereunder from the date of receipt of any notice after which an act is authorized or required shall include the date of receipt of such notice. In additions, for the purposes of computing any grace period hereunder, reference to any given number of business days shall be computed by reference to the specified period of time in Malaysia.

ARTICLE 23
PRINCIPAL/SECONDARY INSTRUMENTS

23.0	It is hereby agreed and declared that this Guarantee, the Letter of Offerand other Security Documents are instruments employed in one transaction namely to secure the Indebtedness together with all of the moneys payable under the Letter of Offerand for the purpose of Section 4 (3) of the Stamp Act 1949, the Letter of Offershall be deemed to be the principal instrument and this Guarantee, and other Security Documents are secondary and auxiliary instruments.

ARTICLE 24
INDEPENDENT LEGAL ADVICE

24.0	The Guarantor(s) acknowledges that the Guarantor(s) has been advised by CGC to obtain separate independent legal advice with respect to entering into this Guarantee, and that the Guarantor(s) has obtained such independent legal advice or has expressly waived its right to obtain such advice, and that the Guarantor(s) hereby declares that the Guarantor(s) is entering into this Guarantee with full knowledge and understanding of the nature and effect of the contents hereof and of its own free will and consent.

ARTICLE 25
SCHEDULES

25.0	SCHEDULES

The First Schedule hereto is to be taken and construed as an essential part of this Guarantee.

[End of clauses]

IN WITNESS WHEREOF the parties have hereunto set their respective hands the day and year first above written.

Signatory(ies) to this document are advised to seek independent legal advice on the legal implications, nature and effect of this document before signing this document. By signing this Guarantee, the Guarantor(s) declares that the Guarantor(s) has read this Guarantee in its entirely, understands the nature and effect of its contents and is signing this Guarantee of its own free will and consent.

* For Individual Guarantor(s)

Signed by Guarantor(s))
in the presence of:-)

/s/ NG CHEN LOK
Name: NG CHEN LOK
New NRIC No: 870203065701
Old NRIC No.:

Signed by Guarantor(s))
in the presence of:-)
Name:
New NRIC No:
Old NRIC No.:

* For Registered Business Guarantor(s)
SIGNED for and on behalf of the )
Guarantor(s) in the presence of:-)

Partner
Name:
NRIC No.:

* For Corporate Guarantor(s)

SIGNED for and on behalf of the Guarantor(s) in a manner authorised by its constitution under its Common Seal which said Seal was hereunto duly affixed on the 20 in the presence of :	) ) ) ) ) ) )

Director	Director/Secretary
Name:	Name:
NRIC No.:	NRIC No.:

SIGNED for and on behalf of the Guarantor(s) in a manner authorised by its constitution or Companies Act 2016 (if no constitution) on the 20 in the presence of :	) ) ) ) ) ) )

Director	Director/Secretary
Name:	Name:
NRIC No.:	NRIC No.:

THE FIRST SCHEDULE

(which is to be taken read and construed as an integral part of this Agreement)
Section No.	Item	Particulars

1.	The day and year of this Guarantee Agreement

2.	Name And Descriptions / Particulars of Customer	*Individual Customer:
Name:
NRIC No.:
Residential Address:

*Registered Business Customer

Name: CL TECHNOLOGIES (INTERNATIONAL)
SDN. BHO.
Registration No.: [201901005005(1314332U)]

	Address: 10-2 JALAN TANJUNG SD 13/2, BANDAR SRI DAMANSARA 52200 KUALA LUMPUR WILAYAH PERSEKUTUAN	~~Address: 81 LEBOH UNTA TAMAN BERKELEY 41150 KLANG SELANGOR~~
*Company Customer:

Name: CL TECHNOLOGIES (INTERNATIONAL)
SDN. BHD.
Company No.: [201901005005(1314332U)]

	Business Address: 10-2 JALAN TANJUNG SD 13/2,	~~Business Address: 81 LEBOH UNTA TAMAN BERKELEY 41150 KLANG SELANGOR~~
	BANDAR SRI DAMANSARA 52200 KUALA LUMPUR WILAYAH PERSEKUTUAN	Registered Address: 81 LEBOH UNTA TAMAN BERKELEY 41150 KLANG SELANGOR

*Professional Body
Name:
Membership No:
Registered Office:
Business Address:

*Society
Name:
Registration Number:
Registered Office:
Business Address:

*Co-operative
Name:
Registration Number:
Registered Office:
Business Address:

3.	Name And Description of the Guarantors	*Individual Guarantor(s) Name: NG CHEN LOK NRIC No.: 870203065701 Residential Address: A 2482 TAMAN TAS PUTRA JALAN KAMPUNG BHARU 25100 KUANTAN PAHANG MALAYSIA

*Corporate Guarantor(s)

Company’s Name: Company No.: Registered Office: Business Address:

4.	The Financing Facility	RM100,000.00
5.	The Letter of Offer	21-March-2022
6.	Guaranteed Amounts	RM133,476.31

******** END OF SCHEDULE ********

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

And I/we make this declaration conscientiously believing the same to be true and by virtue of the provisions of the Statutory Declarations Act, 1960.

SUBSCRIBED and SOLEMNLY DECLARED	)
By	)
And 29 MAR 2022)
at this day of	)

/s/ NG CHEN LOK
Name: NG CHEN LOK
(NRIC No. 870203-06-570)
Designation: Manager Director

DS_1 SP (Pin 1/2017)

IBU PEJABAT LEMBAGA HASIL DALAM NEGERI MALAYSIA MENARA HASIL PERSIARAN RIMBA PERMAI CYBER 8, 63000 CYBERJAYA SELANGOR DARUL EHSAN

SIJIL SETEM STAMP CERTIFICATE	ASAL

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)

Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran Payment Method	FPX TRANSACTIONS
No. Adjudikasi Adjudication No.	T01C4BA948XW026 (SALINAN 1/1)
Jenis Surat Cara	GUARANTEE AGREEMENT
Type Of Instrument	BUKAN SURAT CARA UTAMA
Tarikh Surat Cara	28/03/2022
Date Of Instrument
Balasan Consideration	RM 100,000.00
Duti Setem Dibayar Ke atas Surat Cara Utama
Stamps Duty paid on Principal Instrument	RM 500 . 00
Maklumat Pihak Pertama / Penjual / Pemberi First Party / Vendor / Transferor / Assignor
CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD, NO SYARIKAT 197201000831 (12441-M)
Maklumat Pihak Kedua / Pembeli / Penerima Second Party / Purchaser / Transferee / Assignee
NG CHEN LOK, NO KP 870203065701
Butiran Harta / Suratcara Property / Instrument Description
TIDAK BERKENAAN

No. Sijil Setem *Stamp Certificate No.*	W0260A220481363
Tarikh Penyeteman *Date of Stamping*	20/05/2022
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 12

Pemungut Duti Setem

Tarikh Cetak *Printed Date* : ***20/05/2022 11:49:16***

Pengesahan ketulenan Sijil Selem ini boleh dipastikan di stamps.hasil gov.my atau melalui aplikasi lelefon pintar

The authenticity of this Stamp Certificate can be verified at stamps hasil.gov.my or by mobile app lni adalah cetakan komputer dan tidak perlu ditandatangani

This is a computer generated printout and no signature is required

--- tamat/end ---

BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.				BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.

Certificate Number : CPO26APR22-0004614-000				Certificate Number : CPO26APR22-0004614-000

				Commodity Information
This is to certify that the following transaction has been executed through the BURSA Suq Al-Silo’ in accordance with the Rules of Bursa Malaysia Islamic Services Sdn. Bhd.				Commodity Supplying Participant	Commodity Volume	Specified Location
				GENTING PLANTATIONS BERHAD	13.65933616	Lahad Datu Tank 3
Buyer	:	CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD	(908)
Owner	:	BANK NEGARA MALAYSIA	(000)

Notes:

1.	This e-Certificate has the benefit of, and is generated pursuant to, the Rules of Bursa Malaysia Islamic Services Sdn. Bhd. (“Rules”). The Rules form an integral part hereof.

2.	This e-Certiticate is valid only in the BURSA Suq Al-Sita’ BMIS will not be responsible and be held liable for any loss or damage arising from any unauthorised use of this e-Certificate.

3,	This e-Certi:ficate is governed by, and construed in accordance with, the laws of Malaysia so long as it does not contradict with Shariah principles.

4.	This e-Certificate is a computer generated and does not require any signature.

5.	In the absence of manifest error by BMIS, the contents of this e-Certificate are conclusive and binding upon the Participants named herein.

6.	Any expression used in this e-Certificate bas the same meaning as in the Rules.

BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.				BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.

Certificate Number : CPO26APR22-0004614-000				Certificate Number : CPO26APR22-0004614-000

				Commodity Information
This is to certify that the following transaction has been executed through the BURSA Suq Al-Sila’ in accordance with the Rules of Bursa Malaysia Islamic Services Sdn. Bhd.				Commodity Supplying Participant	Commodity Volume	Specified Location
				GENTING PLANTATIONS BERHAD	13.65933616	Lahad Datu Tank 3
Seller	:	BANK NEGARA MALAYSIA	(000)
Buyer	:	CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD	(908)

Notes:

1.	This e-Certificate has the benefit of, and is generated pursuant to, the Rules of Bursa Malaysia lslamic Services Sdn. Bhd. (“Rules”). The Rules form an integral part hereof.

2	This e-Certificate is valid only in the BURSA Suq Al-Sila’. BMIS will not be responsible and be held liable for any loss or damage arising from any unauthorised use of this e-Certificate.

3.	This e-Certificate is governed by, and construed in accordance with, the laws of Malaysia so long as it does not contradict with Shariah principles.

4	This e-Certificate is a computer generated and does not require any signature.

5.	In the absence of manifest error by BMIS, the contents of this e-Certificate are conclusive and binding upon the Participants named herein.

6.	Any expression used in this e-Certificate has the same meaning as in the Rules.

BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.				BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.

Certificate Number : CPO26APR22-0004614-000				Certificate Number : CPO26APR22-0004614-000

				Commodity Information
This is to certify that the following transaction has been executed through the BURSA Suq Al-Sila’ in accordance with the Rules of Bursa Malaysia Islamic Services Sdn. Bhd.				Commodity Supplying Participant	Commodity Volume	Specified Location
				GENTING PLANTATIONS BERHAD	13.65933616	Lahad Datu Tank 3
Seller	:	CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD	(908)
Buyer	:	Bursa Malaysia Islamic Services

Notes:

1.	This e-Certificate has the benefit of, and is generated pursuant to, the Rules of Bursa Malaysia Islamic Services Sdn, Bhd, (“Rules”), The Rules form an integral part hereof.

2.	This e-Certificate is valid only in the BURSA Suq Al-Sila’. BMIS will not be responsible and be held liable for any loss or damage arising from any unauthorised use of this e-Certificate.

3.	This e-Certificate is governed by, and construed in accordance with, the laws of Malaysia so long as it does not contradict with Shariah principles.

4.	This e-Certificate is a computer generated and does not require any signature.

5.	In the absence of manifest error by BMIS, the contents of this e-Certificate are conclusive and binding upon the Participants named herein.

6	Any expression used in this e-Certificate has the same meaning as in the Rules.

BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.				BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.

Certificate Number : CPO26APR22-0004759-000				Certificate Number: CPO26APR22-0004759-000

				Commodity Information
This is to certify that the following transaction has been executed through the BURSA Suq Al-Sila’ in accordance with the Rules of Bursa Malaysia Islamic Services Sdn. Bhd.				Commodity Supplying Participant	Commodity Volume	Specified Location
				GENTING PLANTATIONS BERHAD	13.65933616	Lahad Datu Tank 3
Buyer	:	CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD	(908)
Owner	:	CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD	(908)

Notes:

1.	Thls e-Certificate has the benefit of, and is generated pursuant to, the Rules of Bursa Malaysia Islamic Services Sdn. Bhd. (“Rules”). The Rules form an integral part hereof.

2	This e-Certificate is valid only in the BURSA Suq Al-Sila’. BMIS wil1 not be responsible and be held liable for any loss or damage arising from any unauthorised use of this e-Certificate.

3.	This e-Certificate is governed by, and construed in accordance with, the laws of Malaysia so long as it does not contradict with Shariah principles.

4.	This e-Certificate is a computer generated and does not require any signature.

5.	In the absence of manifest error by BMIS, the contents of this e-Certificate are conclusive and binding upon the Participants named herein.

6.	Any expression used in this e-Certificate has the same meaning as in the Rules.

BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.				BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.

Certificate Number : CPO26APR22-0004759-000				Certificate Number : CPO26APR22-0004759-000

				Commodity Information
This is to certify that the following transaction has been executed through the BURSA Suq Al-Sila’ in accordance with the Rules of Bursa Malaysia Islamic Services Sdn. Bhd.				Commodity Supplying Participant	Commodity Volume	Specified Location
				GENTING PLANTATIONS BERHAD	13.65933616	Lahad Datu Tank 3
Seller	:	CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD	(908)
Buyer	:	CL TECHNOLOGIES (lNTERNATIONAL) SDN. BHD. - 1000604905	(000)

Notes:

1.	This e-Certificate has the benefit of, and is generated pursuant to, the Rules of Bursa Malaysia Islamic Services Sdn. Bhd.(“Rules”). The Rules form an integral part hereof.

2.	This e-Certificate is valid only in the BURSA Suq Al-Sila’. BMIS will not be responsible and be held liable for any loss or damage arising from any unauthorised use of this e-Certificate.

3.	This e-Certificate is governed by, end construed in accordance with, the laws of Malaysia so long as it does not contradict with Shariah principles.

4.	This e-Certificate is a computer generated and does not require any signature.

5.	In the absence of manifest error by BMIS, the contents of this e-Certificate are conclusive and binding upon the Participants named herein.

6.	Any expression used in this e-Certificate has the same meaning as in the Rules.

BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.				BURSA MALAYSIA ISLAMIC SERVICES SDN.BHD.

Certificate Number : CPO26APR22-0004759-000				Certificate Number : CPO26APR22-0004759-000

				Commodity Information
This is to certify that the following transaction has been executed through the BURSA Suq Al-Sila’ in accordance with the Rules of Bursa Malaysia Islamic Services Sdn. Bbd.				Commodity Supplying Participant	Commodity Volume	Specified Location
				GENTING PLANTATIONS BERHAD	13.65933616	Lahad Datu Tank 3
Seller	:	CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. - 1000604905	(000)
Buyer	:	Bursa Malaysia Islamic Services

Notes:

1.	This e-Certificate has the benefit of, and is generated pursuant to, the Rules of Bursa Malaysia Islamic Services Sdn. Bhd. (“Rules”). The Rules form an integral part hereof.

2.	This e-Certificate is valid only in the BURSA Suq Al-Sila’. BMIS will not be responsible and be held liable for any loss or damage arising from any unauthorised use of this e-Certificate.

3.	This e-Certificate is governed by, and construed in accordance with, the laws of Malaysia so Long as it does not contradict with Shariah principles.

4,	This e-Certificate is a computer generated and does not require any signature.

5.	In the absence of manifest error by BMIS, the contents of this e-Certificate are conclusive and binding upon the Participants named herein.

6.	Any expression used in this e-Certificate has the same meaning as in the Rules.

Ref	: CGC/BizMula-i (BNM) - Revised 1/2018/CGC MAIN BRANCH/HALIMJ
Date	: 21-March-2022

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]

10-2 JALAN TANJUNG SD 13/2

BANDAR SRI DAMANSARA

52200 KUALA LUMPUR

WILAYAH PERSEKUTUAN

Dear Sir/Madam,

Re: LETTER OF OFFER

We refer to your application and are pleased to offer you the following financing facility subject to the terms and conditions contained in this letter, in the Annexures and Appendices (collectively, “this Letter of Offer”):-

1.  DETAILS OF THE FINANCING FACILITY

Product Name	BizMula-i (BNM) - Revised 1/2018
Application No.	1000604905
Approved Financing Amount	RM100,000.00
Purpose of financing	WORKING CAPITAL for Shariah compliant purpose
CGC’s Purchase Price	RM100,000.00

CGC’s Sale Price*

The CGC’s Sale Price for the commodity Asset comprises:

(i)    the CGC’s Purchase Price;

(ii)   the added mark up equivalent to the profit portion calculated as the Prescribed Rate below; and

(iii)  the CGC’s Sale Price shall be denominated in Ringgit Malaysia

RM133,476.31

Credit Guarantee Corporation Malaysia Berhad Registration Number / 197201000831 (12441-M) www.cgc.com.my	Main Branch Level 1, Bangunan CGC, Kelana Business Centre, 97, Jalan SS7/2, 47301 Petaling Jaya, Selangor Darul Ehsan. Tel: +603 - 78048100 Fax: +603 - 78061290	Client Service Centre: +603 - 78800088 POWERING MALAYSIAN SMEs

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

Prescribed Rate	a.	Ceiling OR Contracted Profit Rate (“CPR”)	12.00% per annum
	b.	Effective Profit Rate (“EPR”)	7.00% per annum

The prevailing BNM Funding Rate is 0.25% and may be subject to change at the sole discretion of Bank Negara Malaysia (“BNM”).

‘The CGC’s Sale Price is contracted at Ceiling or Contracted Profit Rate (“CPR”). Nevertheless, the monthly instalment of the CGC’s Sale Price is based on the Effective Profit Rate (“EPR”). Credit Guarantee Corporation Malaysia Berhad (“CGC”) shall grant ibra’ (rebate) on the difference between the amount of profit calculated based on the CPR and the amount of profit calculated based on the EPR. The EPR may be varied based on periodic review at the discretion of CGC and BNM provided always that it shall not exceed the CPR.

Source of Fund	BANK NEGARA MALAYSIA
Type of Fund	All Economic Sectors Facility For Small & Medium Enterprises
Facility Type	Tawarruq Term Financing Facility
Tenure	60 months
Monthly Instalment (RM)	1 to 59 = 1980, 60 to 60 = 1988.55
Quantity of the Commodity	To be disclosed in the Murabahah Sale ‘Aqd
Trading Platform	Bursa Suq Al-Sila’

Kindly note that capitalised terms used herein shall have the meaning as defined in Annexure IV annexed to this Letter of Offer. For the purposes of this Letter of Offer, ‘month’ means that period of time which ends on the same date as it commences in the previous month but if there is no numerically corresponding date in the following month, then the period shall end on the last day of that month and “months” and ·monthly” shall be construed accordingly.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

2.	MODE OF PAYMENT OF CGC’S SALE PRICE

(a)	Payment for the CGC’s Sale Price shall be made monthly with or without demand at the Prescribed Rate prescribed by CGC within the Tenure in accordance with the provisions of this Letter of Offer and in the following manner:-

(i)	in the event the Financing Facility is processed for disbursement directly to the Customer or the supplier (whichever is applicable) on or before the fifteenth (15th) day of the Month, the first instalment shall be made on or before the twenty fifth (25th) day of the same Month; or

(ii)	in the event the Financing Facility is processed for disbursement directly to the Customer or the supplier (whichever is applicable) after the fifteenth (15th) day of the Month, the first instalment shall be made on or before the twenty fifth (25th) day of the following Month; and

(iii)	thereafter, each subsequent instalment shall be made on or before the twenty fifth (25th) day of each and every Month until full settlement of the Financing Facility.

(b)	The payment shall be made via standing instruction/recurrence payment/auto debit to CGC’s CIMB Islamic account using the account number as stated in the Notification Letter of Disbursement.

(c)	The monthly instalment will become payable even if the Financing Facility may not be fully disbursed or utilised.

3.	RIGHT TO WITHHOLD RELEASE OF FINANCING FACILITY

(a)	CGC reserves the right not to release the Financing Facility or refuse any utilisation or disbursement of the Financing Facility:-

(i)	if there is any non-compliance of the terms and conditions contained in this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents prior to disbursement of the Financing Facility; or

(ii)	in the sole and absolute opinion of CGC that an event or events has or have occurred, or a situation exists which could or might adversely affect your financial condition, operation or business or adversely affect your ability or that of the Security Party (as hereinafter defined) to fulfil any of its obligation under the Financing Facility.

(b)	Subject to the availability of funds, disbursement of the Financing Facility shall be made at the absolute discretion of CGC and subject to the respective approval from BNM. CGC shall not be held responsible for any losses suffered by you as a result of delay in approval and/or allocation of funds by BNM

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

4.	SECURITY or CREDIT SUPPORT AND OTHER TRANSACTION DOCUMENTS

Additionally, the utilization of the Financing Facility is subject to the execution of following documents:-

(a)	Joint and Several Guarantee by:

NIL

(b)	AND/OR

Personal Guarantee and Indemnity by :-

(a)	NG CHEN LOK
NRIC No. : 870203065701

(c)	AND/OR

Corporate Guarantee by:-

NIL

(d)	The Tawarruq Transaction Documents in the formats as attached herewith under Appendix I:

(i)	the Purchase Undertaking issued by you to CGC irrevocably and unconditionally which binds you to purchase the identified and specified Commodity Asset;

(ii)	the Purchase Request for CGC to purchase the Commodity Asset from the Commodity Trader at CGC’s Purchase Price under the purchase transaction;

(iii)	the Wakalah ‘Aqd (agency contract) to appoint:

(iii-i)	CGC as your Wakil (Agent) to purchase the asset from CGC at CGC’s Sale Price and to take possession of title to the Commodity Asset.

(iii-ii)	CGC as your Wakil (Agent) to sell the Commodity Asset to any Commodity Trader, to receive the payment of the Customer’s sale price which is equivalent to the Approved Financing Amount and to deliver possession of title to the Commodity Asset to designated parties.

(iv)	the e-certiflcate generated by Bursa Suq Al-Sita’ evidencing the sale of the Commodity Asset from CGC to you (represented by CGC) at CGC’s Sale Price;

(e)	Other agreements and/or documents which may be signed as required by CGC.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

5.	VALIDITY OF OFFER

(a)	Should the terms and conditions in this Letter of Offer be acceptable to you, kindly confirm your acceptance and agreement to the same by signing in the space indicated below and return to us two (2) original signed copies of this Letter of Offer within fourteen (14) working days from the date of this Letter of Offer. If you fail to confirm your acceptance within the period specified, this offer for financing shall lapse with immediate effect and deemed cancelled.

(b)	Please take note, upon your acceptance of this Letter of Offer, CGC has the right to debit from your account and/or deduct from the Approved Financing Amount, all the costs for purposes of payment of all charges, costs and other ancillary expenditure, If applicable, related to the perfection of the security and transaction documentation for this Financing Facility.

(c)	You have voluntarily provided your personal data to CGC and consent to CGC processing your personal data to evaluate your application for the Financing Facility. Where you have provided data of other individuals such as your directors, shareholders, relevant managers, partners, office bearers, officers, authorised person(s), for or related to the Financing Facility, you confirm that you have obtained consent from them (I) to disclose their personal data to CGC; (ii) for CGC’s verification of their personal data with credit agencies; (iii) for CGC to disclose their personal data to the third parties specified in this Letter of Offer and/or the Security Documents and/or the Tawarruq Transaction Documents as enclosed herewith.

(d)	By signing this Letter of Offer, you also consent to the processing of any personal data provided to us in accordance with our Privacy and Security Policies which can be viewed at https://www.cgc.com.my/privacy-security/. Should you require any further clarification, please refer to our website http://www.cgc.com.my or communicate directly with the Customer Service Centre at 03-7880-0088 or our e-mail address at cgc@cgc.com.my.

6.	CONDITIONS PRECEDENT

(a)	The obligation of CGC to make any disbursement is subject to the fulfillment of the Conditions Precedent set out in Annexure I annexed hereto by you and/or the security provider (if any) to the satisfaction of CGC prior to the making of any disbursement of the Financing Facility by CGC.

(b)	Pending the fulfillment of the conditions herein stipulated, CGC may at its absolute discretion terminate the Financing Facility or any part thereof. It is further expressly acknowledged and declared that the Conditions Precedent are inserted for the sole benefit of CGC and may therefore be waived wholly or in part by CGC at its sole and absolute discretion without prejudicing the rights of CGC under the Financing Facility and this Letter of Offer. Any such waiver shall not preclude the rights of CGC from Insisting on your compliance of such waived conditions at a subsequent time.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

7.	COST

(a)	The administrative fee of RM400.00 payable to CGC in connection with the preparation, execution and delivery of this Letter of Offer, the Security Documents, the Tawarruq Transaction Documents and other related documentation shall be borne by you.

(b)	You shall, upon notice from CGC pay all stamp duties, fees or other charges payable on or incidental to the execution, Issue, delivery and registration of this Letter of Offer and any documents related thereto including but not limited to discharge of this Letter of Offer and shall reimburse CGC for any such duties, fees or other charges paid by CGC.

(c)	You and/or the Security Party shall be liable to pay all fees and expenses under the Financing Facility, the Security Documents, the Tawarruq Transaction Documents and any other fees and expenses in connection with or incidental to this Letter of Offer including CGC’s solicitors fees (on a solicitor and client basis) in connection with the enforcement of this Letter of Offer and the documents related thereto including but not limited to discharge of this Letter of Offer. If the Financing Facility or any part thereof shall require to be recovered through any process of law or the Financing Facility or any part thereof shall be placed in the hands of solicitors for collection, you and/or the Security Party shall pay (in addition to the moneys then due and payable under the Financing Facility) CGC’s solicitors’ fees (on a solicitor and client basis) and any other fees and expenses incurred in respect such collection.

8.	FINANCING FACILITY AVAILABILITY PERIOD

The offer as contained in this Letter of Offer is conditional upon the preparation, execution, delivery and perfection of legal documentation, transactional and/or security documents, incorporating among others, the terms and conditions set out herein. All legal documentation, transactional and/or security documents as required by CGC must be completed by you and/or the Security Party (where applicable) and submitted to CGC within thirty (30) working days from the acceptance date of this Letter of Offer (hereinafter referred to as “Availability Period”).

9.	ANNEXURES ANP APPENQICES

The Annexures and Appendices annexed to this Letter of Offer shall be taken, read and construed as an Integral part of this Letter of Offer. In the event of any conflict, inconsistency and/or discrepancy between the terms and conditions herein and those stated in the annexures and the appendices, the terms and conditions contained in this letter shall prevail.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

10.	RIGHT TO REVIEW AND RENEWAL

If, by reason of any change after the date of this Letter of Offer in any applicable law, regulation or regulatory requirement or, in the Interpretation or application thereof by any governmental or other authority charged with the administration thereof, it shall become unlawful for CGC to comply with its obligations herein or to continue to make available the Financing Facility, CGC shall have the right to terminate the Financing Facility by providing a notice to you. CGC also has the right at any time to vary any terms and conditions of the Financing Facility under this financing and stated in this Letter of Offer, the Security Documents and the Tawarruq Transaction Documents by giving written notice to you and the variation will be enforced from the date stated in the notice as long as It does not affect the Purchase Price or Sale Price and does not contravene with the principles of Shariah.

11.	INDEPENDENT LEGAL ADVICE

KINDLY TAKE NOTE that you are advised to seek separate independent legal advice at your own cost and expenses with regard to the legal implications, nature and effect of this Letter of Offer, the Security Documents, the Tawarruq Transaction Documents and the transactional documents (if any) prior to accepting this Financing Facility and signing of the said documents. Any third party security provider(s) is / are also advised to obtain separate independent legal advice on the execution of the aforesaid documents prior to the execution of the same.

12.	PRINCIPAL & SECONDARY INSTRUMENTS

IT IS HEREBY AGREED that this Letter of Offer, the Security Documents and the Tawarruq Transaction Documents are instruments employed in one transaction to secure the payment of the Indebtedness within the meaning of Section 4(3) of the Stamp Act 1949, and for the purpose of the said section, this Letter of Offer is deemed to be the principal or primary instrument.

Thank you.

Yours faithfully,

Credit Guarantee Corporation Malaysia Berhad

[Registration No. 197201000831 (12441-M)]

/s/ NORFHADILLA NORDIN	/s/ WAN AZMAZULWAHA ABDUL WAHAB
AUTHORIZED SIGNATORY	AUTHORIZED SIGNATORY
NORFHADILLA NORDIN	WAN AZMAZULWAHA ABDUL WAHAB
Senior Executive	Head of Section
Legal Documentation Unit	Legal Documentation Unit
Documentation & Disbursement Department	Documentation & Disbursement Department

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

ACCEPTANCE OF THE FINANCING FACILITY

I / We hereby confirm my / our acceptance to the above Financing Facility on the stipulated terms and conditions and further confirm that I / we have full legal right, authority and power to enter into an agreement and bind myself / ourselves by the terms and conditions stipulated in this Letter of Offer.

I / We also understand that upon this acceptance, CGC will proceed to purchase the commodity from Bursa Suq AI-Sila’ and I / we hereby undertake to purchase from CGC the purchased commodity.

I / We hereby agree to appoint CGC as my / our Wakil (Agent) under Wakalah ‘Aqd (Agency Contract) to enter into Murabahah Sale ‘Aqd and to purchase the commodity from CGC at CGC’s Sale Price. Subsequent to the purchase of the commodity by CGC on my / our behalf from CGC I / we hereby agree to appoint CGC to be my / our sale agent to sell the Commodity Asset at selling price equivalent to the Approved Financing Amount to any Commodity Trader as CGC may deem fit. I / We further understand and agree that Bursa Suq AI-Sila’ e-certificates shall be the conclusive evidence on the Commodity Asset’s trading and its transfer of ownership.

I / We acknowledge that I / we have been advised by you to obtain separate independent legal advice from advocates and solicitors with respect to entering into this Financing Facility and the legal implications, nature and effect of this Letter of Offer, the Security Documents and the Tawarruq Transaction Documents. I / We have not relied on any representations, warranties or advice whatsoever expressly or impliedly made by you or your officers, employees and agents concerning any of the terms and conditions of this Letter of Offer. I / We hereby confirm thal I / we have read and fully understood the nature and effect of this Letter of Offer and that I am / we are entering into this Financing Facility with full knowledge and understanding of the contents hereof and of my / our own free will and consent.

*For Registered Business Customer

SIGNED for and on behalf of the Customer	)
in the presence of:-)

Partner/Sole Proprietor/Individual carrying on
business under the name and style of

Name:
NRIC No.:
Date:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

SIGNED for and on behalf of the Customer	)
in the presence of:-)

Partner/Sole Proprietor/Individual carrying on
business under the name and style of

Name:
NRIC No.:
Date:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

*For Company Customer

[*Where the Customer possesses a common seal.]

SIGNED for and on behalf of the Customer in a manner authorised by its constitution under its Common Seal which said Seal was hereunto duly affixed on the 20 in the presence of :	) ) ) ) ) ) )

Director	Director/Secretary
Name:	Name:
NRIC No.:	NRIC No.:
Date:	Date:

[*Where the Customer does not possesses a common seal.]

SIGNED for and on behalf of the Customer in a manner authorised by its constitution of Companies Act 2016 (if no constitution) on the 20 in the presence of :	) ) ) ) )

/s/ NG CHEN LOK
Director	Director/Secretary
Name: NG CHEN LOK	Name:
NRIC No.: 870203065701	NRIC No.:
Date: 28/03/2022	Date:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

* If the Customer appoints its own solicitors, this certificate of explanation shall be completed and signed by the Customer’s solicitors.

CERTIFICATE OF EXPLANATION (JURAT)

I,

the attending solicitors, hereby certify that I have to the best of my abilities, read and explained the contents of this Letter of Offer to (NRIC No.     ) in Malay / English / Mandarin / Cantonese / Tamil / a language or dialect to which he / she / they understand(s) and who has/have acknowledged to me that he / she / they has / have understood the terms and implications of this letter of Offer.

Advocate & Solicitor

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

ANNEXURE I

(to be read and construed as an integral part of this Letter of Offer)

SPECIFIC TERMS AND CONDITIONS

1.	Special Conditions (a) BNM Eligibility Criteria

The Customer must at all times satisfy BNM’s Eligibility Criteria (“EC”) set forth herein, including but not limited to:

(i)	meets the definition of SMEs issued by SME Corporation Malaysia;

(ii)	be registered with Companies Commission of Malaysia; authorities/district offices in Sabah and/or Sarawak; and/or statutory bodies for professional service providers;

(iii)	shareholding held by a public listed company or government linked company in the Customer must not exceed 20%; and

(iv)	Malaysian(s) residing in Malaysia holds a minimum of 51% shareholding(s) in the Customer.

In the event that the Customer fails to satisfy any of the abovementioned criteria at any time during the financing Tenure the following shall apply:

Breach of BNM’s EC (a)(i), (ii) and (iii)	Breach of BNM’s EC (a)(iv)
BNM shall immediately cease to fund this Financing Facility which shall then be provided by CGC with the revised EPR of 10.0% per annum.	CGC and BNM reserve the right to cancel or terminate the Financing Facility. The Customer shall make full setllement of the Financing Facility to CGC within six (6) months from the date of the breach or non-compliance.

(b)	In the event of non-compliance with the abovementloned BNM’s EC by the Customer, a notification letter shall be sent to the Customer on the nature of such non-compliance together with the revised terms and conditions of the Financing Facility.

(c)	The monthly instalment shall be made to CGC’s CIMB Islamic account with details as stated in the Notification Letter of Disbursement. The Customer shall submit a copy of completed standing instruction/recurrence payment/auto debit form/document to CGC branch upon receiving CGC’s CIMB Islamic account number as abovementioned.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

2.	Pre-disbursement Conditions	1.

Subject to its absolute discretion, CGC may deduct and settle the legal fees and costs incurred for this financing facility from the approved financing amount on behalf of the Customer upon disbursement of the financing facility.

3.	Other Conditions Precedent	(a)	The Financing Facility shall only be available for disbursement by CGC direct to the Customer or the supplier (whichever is applicable) upon the fulfilment of the following by the Customer and/or any security party(ies) to the satisfaction of CGC:-

(i)	the Customer shall have delivered to CGC a certified true copy of its Constitution or written confirmation from its Company Secretary that the Customer has no Constitution, the notice of registration and certificate of incorporation, notification of change in register of in register of directors, managers and secretaries (corresponding to Form 24, Form 44, Form 49 and the Memorandum and Articles of Associates under the repealed Companies Act 1965) or their equivalent forms under the Companies Act 2016;

(ii)	the Customer shall have delivered to CGC the specimen signature or signatures of the authorised officers of the Customer to operate the Financing Facility granted hereunder;

(iii)	If the Customer is not represented by advocates and solicitors in this transaction, the Customer shall have delivered to CGC a statutory declaration in the format acceptable to CGC duly executed by the director(s) of the Customer on behalf of the Customer before a Commissioner For Oaths stating that the Customer is executing the financing documentation including this Letter of Offer and the Tawarruq Transaction Documents with full knowledge and understanding of the nature and effect of the contents hereof and of its own free will;

(iv)	the Customer shall have duly accepted and returned to CGC, this Letter of Offer and all other subsequent and respective letters of offer (if any);

(v)	the Customer shall have delivered to CGC the Tawarruq Transaction Documents duly executed, stamped and registered (if necessary) by the Customer in compliance with the relevant laws;

(vi)	CGC shall have received the Guarantee in the format acceptable to CGC duly executed by the Guarantor(s) in favour of CGC and the same shall have been stamped:

(vii)	all conditions precedent for disbursement set out in this Letter of Offer shall have been fulfilled to the satisfaction of CGC;

(viii)	all fees, charges and payments payable by the Customer to CGC in connection with the Financing Facility shall have been settled by the Customer;

(ix)	the Customer shall have complied with all pre-disbursement conditions as set out in Section 2 of Annexure I;

(x)	the Customer shall have complied with all the special conditions as set out in Section 1 of Annexure I (save for (c));

(xi)	CGC shall have been satisfied that the Financing Facility granted herein would not constitute a breaeh of the Customer’s Constitution or in any way exceed the limits of the Customer’s powers contained therein;

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

(xii)	The Customer shall have submitted documentary evidence acceptable to CGC of all approvals, authorisations and consents (if any) from the appropriate authority which are necessary for any matter or thing contemplated by this Letter of Offer and/or such other documents as may be required by CGC have been obtained and remain in full force and effect;

(xiii)	searches from the Companies Commission of Malaysia confirming that, save and except as disclosed by the Customer to CGC or as consented to by CGC in writing, no encumbrances have been registered over any of the properties, assets and undertakings of the Customer or any part thereof;

(xiv)	CGC shall have received the relevant search reports from the Department of Insolvency of Malaysia confirming that the Customer has not been wound-up and that the Security Party is not undischarged bankrupt or a statutory declaration duly affirmed by the respective directors of the Customer and the Security Party respectively (as the case may be) declaring that the Customer has not been wound-up and that the Security Party is not undischarged bankrupt/s, whichever is earlier;

(xv)	CGC shall be satisfied that:

(xv-i)	no default has occurred in the performance by any party thereto of any covenant or agreement contained under any of the agreements and arrangement referred to in this Letter of Offer;

(xv-ii)	no circumstances or change of law or other governmental action have occurred and which occurrence makes it improbable (aa) for the Customer to carry on its business; or (bb) for the Customer to observe and perform its obligations on its part to be performed under this Letter of Offer; and

(xv-iii)	as from the date when the Customer first applied for the Financing Facility, there have not been any alterations or changes in the Constitution, condition of business or other affairs of the Customer which could or might affect the decision of CGC to grant the Financing Facility.

(xvi)	The Customer shall have complied with all other conditions as may be imposed and deemed necessary by CGC.

[End of Annexure I]

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

ANNEXURE II

(to be read and construed as an integral part of this Letter of Offer)

TERMS AND CONDITIONS OF TAWARRUQ FINANCING FACILITY

1.	IJAB (Offer) and QABUL (Acceptance)	(a)	At the request of the Customer, CGC grants the Tawarruq Financing Facility to the Customer. The Customer accepts the Financing Facility for the Approved Financing Amount subject to the terms and conditions herein contained.

		(b)	Under the Murabahah sale transaction, CGC expresses its ljab (offer) to sell a commodity to the Customer at an agreed CGC’s Sale Price as described in this Letter of Offer. In this regard, the Customer expresses its Qabul (acceptance) to purchase the commodity at the agreed CGC’s Sale Price.

		(c)	Pursuant to the ljab and Qabul in the Financing Facility under the Murabahah sale transaction by the parties, the ‘Aqd is deemed concluded.

		(d)	Pursuant to the formalisation of the agreement through the acceptance of this Letter of Offer and the conclusion of Murabahah Sale ‘Aqd, both are deemed Sahih (valid) and Lazim (legally binding) and in compliance with Shariah principles.

2.	Purpose of Financing Facility	The Financing Facility shall be utilised solely for the Shariah compliant purpose as set out below:-
WORKING CAPITAL

3.	Method of Financing	The parties herewith agree that the Financing Facility has been structured based on the Shariah principle of Tawarruq, the nature and mechanism of which shall be as follows:-

(a)	Purchase Undertaking:

Under the Tawarruq arrangement, the Customer irrevocably and unconditionally promises (Wa’d), covenants and undertakes to purchase the Commodity Asset identified and specified in a separate Purchase Undertaking executed by the Customer and CGC prior to entering into this Letter of Offer. The Purchase Undertaking is annexed in the Tawarruq Transaction Documents as Appendix I.

(b)	Legal Effect of Purchase Undertaking:

The Purchase Undertaking shall irrevocably and unconditionally bind the Customer to purchase the Commodity Asset at CGC’s Sale Price in accordance with the terms and conditions contained herein.

(c)	Purchase Request:

In accordance with Murabahah arrangement, the Customer shall request CGC to purchase the Commodity Asset from any Commodity Trader by issuing a Purchase Request at CGC’s Purchase Price which shall be in the amount equivalent to the Financing Facility granted to the Customer.

(d)	Appointment of Wakil (Agent):

The Customer appoints CGC to be his/its Wakil (Agent) under Wakalah ‘Aqd (Agency Contract):-

(i)	to purchase on his/its behalf the Commodity Asset from CGC at the CGC’s Sale Price

(ii)	upon due conclusion of the Murabahah Sale ‘Aqd, to sell the Commodity Asset to any Commodity Trader on spot basis at the selling price equivalent to the Approved Financing Amount.

(iii)	The Wakalah ‘Aqd is appended in the Tawarruq Transaction Documents as Appendix I.

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(e)	Murabahah Sale ‘Aqd;

CGC on its own capacity shall sell the Commodity Asset at CGC’s Sale Price to the Customer (represented by CGC) on deferred payment terms vide the Murabahah Sale ‘Aqd subject to the terms and conditions of this Letter of Offer. The Bursa Suq Al-Sila’ e-certificates shall be the conclusive evidence on the Commodity Asset’s trading and its transfer of ownership as appended hereto as Appendix I.

(f)	Proceeds of Sale:

The proceeds from the sale of the Commodity Asset to the Commodity Trader shall be credited into the Customer’s financing account or in such manner as may be determined by CGC and shall be emplaced with the financing limit and with the expressed instruction from the Customer to CGC. CGC is authorised to pay to the Customer or any other relevant party (as the case may be) as determined by CGC. Disbursement of the Financing Facility shall be deemed to be made by CGC upon such release of payment to the Customer or other relevant party, as the case may be.

(g)	Security for the Indebtedness:

It is a term under this Letter of Offer that the Customer and the Security Party shall provide securities and execute the Security Documents to secure the obligations of the Customer to pay the Indebtedness.

4.	Assurance Through Kafalah (Guarantee)	The Customer shall cause the Guarantor(s) to guarantee the purchase of the Commodity Asset upon its acquisition by CGC and to guarantee the payment of the Indebtedness by executing a Guarantee in the format as attached hereto as Appendix III.

5.	Terms and Conditions of Sale of Commodity	(a)	Sale of Commodity: The sale of the Commodity Asset by CGC shall be governed by the terms and conditions of this Letter of Offer and the Tawarruq Transaction Documents appended hereto as Appendix I.

(b)	Transfer of Ownership:

The Customer shall obtain such ownership title to the Commodity Asset as CGC receives from the purchase of the Commodity Asset that shall be free from encumbrances.

(c)	Risk:

The parties hereby agree that upon the sale of the Commodity Asset by CGC to the Customer, the Customer shall bear full ownership, risks and responsibilities towards the Commodity Asset.

(d)	Acceptance of Delivery:

The Customer agrees that in purchasing the Commodity Asset from CGC, it shall have accepted the Commodity Asset on an ‘as is, where is’ basis.

(e)	Loss or Damage:

The Customer hereby waives any claims that it may have against CGC in respect of any loss or damage that he may suffer by reason of, or arising out of or in connection with this Letter of Offer, any other Security Documents, the Tawarruq Transaction Documents or otherwise (howsoever arising) in connection with or arising from the purchase of the Commodity Asset.

[End of Annexure II]

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ANNEXURE III

(to be read and construed as an integral part of this Letter of Offer)

GENERAL TERMS AND CONDITIONS

1.	Covenant to Pay	(a)	In consideration of CGC having agreed to grant to the Customer the Financing Facility on the terms and subject to the conditions herein contained, the Customer hereby agrees, undertakes and covenants to pay CGC’s Sale Price within the Tenure and in the manner set out in this Letter of Offer.

(b)	All payments to be made by the Customer to CGC in respect of the Financing Facility shall be made free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, with holdings whatsoever.

2.	Limit of the Financing Facility	The maximum limit of the Financing Facility available to the Customer is the amount equivalent to CGC’s Purchase Price. Any monies which exceed the Financing Facility and due or payable by the Customer to third party (as may be applicable) shall be claimed entirely from and be borne by the Customer.

3.	Tenure	(a)	The tenure of the Financing Facility to be granted by CGC to the Customer shall be for a period not exceeding the Tenure commencing from the date of the first disbursement and subject to review.

(b)	In the event there is no disbursement made within six (6) months from the date of this Letter of Offer, CGC reserves its rights to set off from the CGC’s Sale Price indebted by the Customer to CGC the undisbursed amount held by CGC and to grant ibra’ for the remaining indebted CGC’s Sale Price.

4.	Late Payment Charges	(a)	It is expressly agreed by the parties that CGC shall have the right to impose Late Payment Charges that comprise of compensation (ta’widh) and penalty (gharamah) due to overdue instalment and default payment based on the following reference rate:-

(i)	Overdue Instalment or Scheduled Payment

For failure to pay any instalment or any payment due from the date of the first disbursement of the Financing Facility until its Maturity Date, a Late Payment Charges sum equivalent to one per cent (1%) per annum or the overdue instalments or by any other method approved by the Shariah Advisory Council of Bank Negara Malaysia (“SAC BNM”) and Guidelines on Late Payment Charges for Islamic Banking Institutions issued by Bank Negara Malaysia;

(ii)	Upon Maturity

For failure to pay any instalments or any payment due and that failure continues beyond the Maturity Date of the Financing Facility or upon judgment, whichever is earlier, the Late Payment Charges rate shall be the prevailing daily overnight Islamic Interbank Money Market (IIMM) rate on the outstanding balance due and payable or any other method approved by SAC BNM from time to time.

(b)	Notwithstanding the amount of Late Payment Charges charged, it is expressly acknowledged and agreed that the said amount of Late Payment Charges shall not be further compounded and shall be computed on daily basis.

(c)	The Late Payment Charges referred to in this Section 4(a) of Annexure III shall be applied to the judgment sum and shall be payable from the dale of the judgment is made until the date of actual payment settlement.

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5.	Representations and Warranties	The Customer represents and warrants to CGC as follows:-

(a)	Status: each of the Customer and the Security Party as the case may be,

(i)	who is a body corporate, is a company duly incorporated with limited liability under the laws of Malaysia or is legally established, duly organised or constituted under its constitutional documents, and is validly existing;

(ii)	who is a natural person, is of full age and is not an undischarged bankrupt;

and is acting as principal for its own account and not as agent or trustee in any capacity on behalf of any party in relation to the Financing Facility and/or any Security Documents and/or the Tawarruq Transaction Documents;

(b)	Powers and Authorisations:

(i)	the Constitution or the constituent documents of the Customer and the Security Party include provisions allowing the Customer and the Security Party:-

	(i-i)	to own their assets;

	(i-ii)	to carry on their business and operations as they are now being conducted, and

	(i-iii)	to execute and deliver, and perform the transactions contemplated in this Letter of Offer and/or the Security Documents and/or the Tawarruq Transaction Documents;

(ii)	the Customer and the Security Party have all requisite powers to execute this Letter of Offer, the Security Documents and the Tawarruq Transaction Documents and to perform the obligations thereunder;

(iii)

the execution, delivery and performance of this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents by the Customer and the Security Party and the performance of the obligations thereunder do not conflict with any law or constituent documents or affect any of their assets; and

(iv)

this Letter of Offer, the Security Documents and the Tawarruq Transaction Documents constitute legal, valid and binding and unconditional obligations of the Customer and each Security Party, and enforceable in accordance with their respective terms;

(c)	Non-violation:

neither the execution and delivery of this Letter of Offer, the Security Documents and/or the Tawarruq Transaction Documents nor the performance of any transactions contemplated therein contravene and will contravene:-

(i)	any law applicable to the Customer, or the Security Party,

(ii)	the Constitution or the constituent documents of the Customer or the such Security Party, or

(iii)	any agreement or instrument binding upon the Customer or the Security Party or their assets;

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(d)	Consents:

all authorisations have been duly and unconditionally obtained, made or taken for the due execution, delivery of and performance of this Letter of Offer, the Security Documents and/or the Tawarruq Transaction Documents and are in full force and effect to ensure the validity, enforceability or priority of the liabilities and obligations of the Customer and each Security Party or the rights of CGC under this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents and/or for each of the Customer and Security Party to own its assets, carry on its business and operations as they are now being conducted;

(e)	No Default:

no event has occurred which constitutes or has occurred which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute a contravention of, or default under any arrangement or instrument by which the Customer or any Security Party or any of their assets are bound or affected being a contravention or default which might result in material situation or circumstances that in the opinion of CGC may affect the Financing Facility and prejudices or threatens to prejudice the interests of CGC as financier (“Material Adverse Effect”);

(f)	Litigation:

no litigation, arbitration or administrative proceeding or claim which might by itself or together with any other such proceedings or claims have a Material Adverse Effect is presently in progress or pending or, to the best of the knowledge, information and belief of the Customer, threatened against the Customer or any Security Party or any of their assets or which will adversely affect the financial condition or operations of its subsidiaries taken as a whole;

(g)	Tax Liabilities:

all necessary returns have been delivered by or on behalf of the Customer to the relevant taxation authorities and the Customer is not in default in the payment of any taxes, and no claim is being asserted with respect to any taxes which is not disclosed in the financial statements referred to in Section 5(h) of Annexure III:

(h)	Accounts:

the latest audited financial statements (including the income and balance sheets) of the Customer and/or the Security Party furnished to CGC have been prepared on a basis consistently applied in accordance with generally accepted accounting principles in Malaysia and to give a true and fair view of the results of its operations for that year and state of its affairs at the date of the said financial statements, and in particular accurately disclose or reserve against all the liabilities (actual or contingent) of the Customer and/or the Security Party as at such date and all material unrealised or anticipated losses from any commitment entered Into by it and which existed on that date;

(i)	Material Change io Financial Condition:

there has been no material adverse change in the financial condition or operations of the Customer or the Security Party since the date of the last audited financial statement furnished to CGC and that of its subsidiaries taken as a whole;

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(j)	No Security:

save as previously disclosed in writing by the Customer to CGC prior to the date of execution of this Letter of Offer, none of the assets and rights of the Customer are subject to, nor any of its assets bound by, any order, agreement or instrument under which the Customer is required to create, assume or permit to arise any security interest;

(k)	Information:

all information and documents furnished by the Customer in connection with the Financing Facility, the Security Documents and each Security Party:-

(i)	are up to date as at the date they were provided or as at the date to which they refer, and do not contain any untrue statement or omit to state any fact which makes any statements made therein in the light of the circumstances under which they are made misleading;

(ii)	all expressions of expectations, intention, belief and opinion therein were honestly made on reasonable grounds after due and careful inquiry by the Customer, and

(iii)	the Customer is not aware of any material facts or circumstances that have not been disclosed to CGC which might, if disclosed, adversely affect the decision of a person considering whether or not to provide finance to the Customer;

(l)	Disclosure:

the Customer has fully disclosed in writing to CGC all facts relating to the Customer and the Security Party which the Customer knows or should reasonably know and which are material for disclosure to CGC In the context of the Financing Facility, this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents;

(m)	Title: the Customer is the beneficial owner or has title to the Commodity Asset and all its assets;

(n)	No Events of Default;

No Events of Default has occurred and/or is continuing:

(o)	Dissolution/Bankruptcy/Section 366 of the Companies Act:

no steps have been taken or any legal proceedings or applications have been started or threatened (i) to restructure debt of the Customer and/or any Security Party; (ii) in respect of the Customer and/or Security Party under Section 366 of the Companies Act 2016;

(p)	No Immunity:

the Customer and each Security Party is subject to civil and commercial law with regard to its obligations under this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents and the execution, delivery and performance of this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents constitute private and commercial acts rather than governmental or public acts and neither the Customer, the Security Party nor any of their properties enjoy any immunity on the grounds of sovereignty or otherwise in respect of its obligations under this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents;

(q)	Conduct of Business:

the Customer is conducting its business and operations in compliance with all applicable laws and authorisations;

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(vi)	ensure that at all times his/its obligations under this Letter of Offer, the Tawarruq Transaction Documents and the other Security Documents to which he/it is a party to constitute direct and unconditional obligations of the Customer;

(vii)	at all times during the Tenure satisfy the Bank Negara Malaysia’s eligibility criteria as set out in Section 1 of Annexure I annexed hereto.

(viii)	observe and perform all the terms and conditions contained in this Letter of Offer, the Tawarruq Transaction Documents and the Security Documents;

(ix)	observe and perform all the terms and conditions contained in this Letter of Offer, the Tawarruq Transaction Documents and the Security Documents and on the part of the Customer or the Security Party to be observed and performed and not do or omit to do any act, matter or thing which shall contravene the provisions of this Letter of Offer, the Tawarruq Transaction Documents and the Security Documents or of any act, ordinance, enactment, order, rule or regulation now or hereafter affecting the same. The Customer shall at all times hereafter Indemnify and keep indemnified CGC against all actions, proceedings, costs, expenses, claims and demands in respect of such act matter or thing done omitted or suffered to be done in contravention of the said provisions.

7.	Restrictive Covenants	(a)	The Customer hereby covenants that during the continuance of this Letter of Offer and/or as long as any money remains to be paid by the Customer under the Financing Facility, it will not without the consent in writing of CGC first had and obtained:-

(i)	declare or pay any dividend or bonus issue or make any distribution (be it income or capital in nature) if there is any monies outstanding under the Financing Facility which is due and unpaid;

(ii)	make any prepayment or payment of any advance made by its shareholders, directors or related corporations or any other financing or indebtedness if there is any monies outstanding under the Financing Facility which is due and unpaid;

(iii)	allow any change in its existing shareholders or their respective shareholdings and/or its directors and/or Its management line-up;

(iv)	add to, delete, vary or amend its Constitution or change its financial year or the nature of its present business;

(v)	permit any form of merger, reconstruction, consolidation or amalgamation by way of a scheme of arrangement or otherwise or approve, permit any transfer of any part of its issued capital;

(vi)	pass any resolution or make any application for the Customer to be placed under judicial management (if applicable); or

(vii)	propose to enter into or permit the entry of any arrangement or composition (voluntary or otherwise) with any creditors of the Customer (if applicable).

8.	Additional Facility	(a)	Reutmsatjon

(i)	At any time during the Tenure, the Customer may, upon approval by CGC, reutilise the Financing Facility or any part thereof. Any reutilisation of the Financing Facility or any part thereof shall be affected in the manner as CGC deems fit and in conformity with the principles of Shariah.

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(ii)	For the purpose of the abovesaid reutilisation, the Customer and/or CGC respectively shall execute Tawarruq Transaction Documents or any other security documents as may be required subject to the terms and conditions as determined by CGC at its sole and absolute discretion.

(b)	Additional (Increase Limit Financing Facility

(i)	At any time during the Tenure, the Customer may, upon approval by CGC, increase the limit of the Financing Facility. Any increase or the Financing Facility shall be affected in the manner as CGC deems fit and in conformity with the principles of Shariah.

(ii)	For the purpose of the abovesaid increase, the Customer and/or CGC respectively shall execute the Tawarruq Transaction Documents and other related documents subject to the terms and conditions as determined by CGC at its absolute discretion.

9.	Continuing Security	(a)	The security herein created is expressly intended to be and shall be held by CGC as a continuing security for all monies whatsoever now or hereafter from time to time owing and payable to CGC by the Customer under the provisions of this Letter of Offer, the Tawarruq Transaction Documents and/or other Security Documents whether alone or jointly and severally with another or others and whether as principal or surety notwithstanding that the Customer may at any time cease to be indebted to CGC for any period or periods of time and notwithstanding:-

(i)	any account or accounts of the Customer with CGC may from any cause whatsoever cease to be current and notwithstanding any settlement of account or accounts or otherwise;

(ii)	any change by amalgamation, consolidation or otherwise which may be made in the constitution of CGC.

(b)	This Letter of Offer shall be without prejudice to any security already given by the Customer and/or Security Party to CGC or any security which may hereafter be given to CGC whether the same be for securing payments of the Financing Facility together with all other costs and Charges thereof or any other monies covenanted to be paid herein or whether it is taken as additional or collateral security or otherwise howsoever.

(c)	Nothing herein contained shall prejudice or affect any lien to which CGC is entitled to or any other securities which CGC may at any time or from time to time hold for or on account of the monies hereby secured nor shall anything herein contained operate so as merge or otherwise prejudice or affect any guarantee, mortgage, charge, lien or other security which CGC may for the time being have for any monies intended to be hereby or otherwise secured or any right or remedy of CGC thereunder.

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10	Covenant to provide further security	(a)	The Customer shall at any time if and when required by CGC so to do execute or cause the Security Party to execute in CGC’s favour or as CGC shall direct such legal or other mortgages, charges, assignments, transfers or agreements as CGC shall require on all the Customer’s and/or Security Party’s estate right, title and interest in any property or assets or business now belonging to or which may hereafter be acquired by or belong to the Customer and/or Security Party (including any vendor’s lien) and the benefit of all licences held in connection therewith to secure all moneys and liabilities hereby agreed to be paid or intended to be hereby secured, such mortgages, charges, assignments, transfers or agreements shall be prepared by or on CGC’s behalf at the Customer’s and/or Security Party’s cost and to contain all such terms and conditions for CGC’s benefits as CGC may reasonably require.

		(b)	In furtherance of Section 10(a) of Annexure III above, CGC may require the Customer and/or the Security Party to deposit with CGC the documents of title of any or all immovable properties vested in the Customer and/or the Security Party for any tenure and all or any debentures, shares, stocks or other investments or securities registered in the Customer’s and/or the Security Party’s name or otherwise belonging to the Customer and/or the Security Party. Such deposit may be by way of collateral security for the payment of the moneys and liabilities hereby secured and may also or otherwise be for the purpose of securing any other moneys payable to CGC and not secured hereby.

11.	Events of Default	(a)	CGC may by notice to the Customer declare an Event of Default has occurred if at any time and for any reason, any one (1) of the following events occurs at once or at any time thereafter:-

(i)	if the Customer and/or the Security Party shall default in the payment to CGC of any payment due and payable or any other moneys herein covenanted to be paid after the same shall have become due by the Customer to CGC whether formally demanded or not;

(ii)	if the Customer and/or the Security Party ceases or threatens to cease to utilise the Financing Facility for the Purpose stipulated in Section 2 of Annexure II annexed hereto;

(iii)	if the Customer and/or Security Party shall fail to observe or perform any covenants, undertaking, stipulation, term and condition to be observed or performed herein;

(iv)	if a distress or execution or other process of a court of competent jurisdiction is levied upon or issued against any property of the Customer and/or Security Party and such distress, execution or other process, as the case may be, is not satisfied by the Customer and/or Security Party within seven (7) days from the date thereof;

(v)	if the Customer and/or Security Party or any other party to any Security Documents executed in respect of the Financing Facility commits or threatens to commit a breach of any term, representations and warranties, stipulation, covenant or undertaking herein contained or in such other agreement or security document entered into between CGC and the Customer or Security Party or such other party pursuant to this Letter of Offer and in the opinion of CGC has failed to remedy or take adequate steps to remedy the same within seven (7) days after notice from CGC;

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(vi)	if CGC has been misrepresented, wilfully misled or pertinent information has been withheld by the Customer and/or Security Party with regard to any request for the disbursements of the Financing Facility and/or the existing position of the Customer and/or Security Party(ies);

(vii)	if any statement, representation or warranty made in connection with the execution and delivery of this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents or in connection with any request for the disbursement hereunder shall be found to be untrue and incorrect;

(viii)	If any step or action is taken or a resolution is passed for the bankruptcy of the Customer and/or the Security Party or a petition for bankruptcy, as the case may be, is presented against the Customer and/or the Security Party or, if such proceeding or action has been taken by the Customer and/or the Security Party and such steps or petition is not discharged or stayed within twenty one (21) days from the date of the taking of such step or petition;

(ix)	if for any reason any guarantee or security given to CGC for the payment of the Financing Facility shall be terminated or shall lapse for any reason whatsoever or if the Customer and/or the Security Party shall be in default under the terms of such guarantee or dies or becomes of unsound mind or incapacitated or commits any act of bankruptcy;

(x)	if any of the Customer’s and/or the Security Party’s other indebtedness to (aa) CGC; or (bb) any third party or parties, becomes capable of being declared due prematurely in accordance with the relevant terms thereof by reason of the Customer’s and/or the Security Party default or failure to make any payment in respect thereof on the due date for each payment or if due on demand when demanded or the security for such indebtedness becomes enforceable;

(xi)	if, by reason of any change after the date of this Letter of Offer in any applicable law, regulation or regulatory requirement or, in the interpretation or application thereof of any governmental or other authority charged with the administrator thereof it shall become unlawful for CGC to comply with its obligation herein or to continue to make available the Financing Facility;

(xii)	if any related subsidiaries/associates companies as defined in the Companies Act 2016 fails to pay on due date any moneys payable under any agreement or arrangement with any other lender/ creditor/ financier;

(xiii)	if, in the opinion of CGC, its security hereunder is in jeopardy and notice thereof is given to the Customer and/or the Security Party; and

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(xiv)	any other event or events occur or circumstances arise which in the sole opinion of CGC give reasonable grounds for believing that (aa) it is improbable that the Customer and/or the Security Party will be able to perform any of its obligations under this Letter of Offer, the Tawarruq Transaction Documents or the relevant Security Documents; or (bb) it is improbable that any security party for the Financing Facility will be able to perform any of its obligations under this Letter of Offer, the Tawarruq Transaction Documents or the relevant Security Documents; or (cc) the Customer may not (or may be unable to) duly and punctually perform or comply with its obligations under this Letter of Offer, the Tawarruq Transaction Documents or the relevant Security Documents; or (dd) any Security Party for the Financing Facility may not (or may be unable to) duly and punctually perform or comply with its obligations under the relevant Security Documents for any reasons whatsoever acceptable to the principles of Shariah.

(xv)	if any step is taken (aa) to appoint a receiver or a receiver and manager or liquidator to take over or wind-up the Customer; (bb) for any proposal by the Customer to be placed under judicial management or to pass any resolution or make any application for the Customer to be placed under judicial management; or (cc) to propose to enter into or permit the entry of any arrangement or composition (voluntary or otherwise) with any creditors of the Customer and no declaration has been made by any competent court or authority in respect of a moratorium on the payment of indebtedness or other suspension of payments generally (if applicable).

(b)	The Customer and/or Security Party undertakes to indemnify and keep CGC indemnified against any cost, claim, loss, expense (including legal fees) or liability together with any value added tax thereon, which it may sustain or incur as a consequence of the occurrence of any Event of Default as set out herein.

12.	CGC’s Right Upon Events of Default	(a)	Upon an Event of Default:-

(i)	CGC shall have the absolute right by notice in writing to the Customer to determine the Financing Facility, this Letter of Offer, the Tawarruq Transaction Documents and/or the Security Documents or to refuse to disburse the Financing Facility or any part thereof and whereupon CGC’s Sale Price, any Late Payment Charges thereon or any other fees or charges payable under the Financing Facility shall become immediately payable under the provisions of this Letter of Offer, the Tawarruq Transaction Documents and/or the relevant Security Documents.

(ii)	Upon the giving of such notice, any part of the undisbursed Financing Facility shall be set off, but any part of the Financing Facility already disbursed shall become due and immediately payable on demand.

(iii)	CGC’s right to determine the Financing Facility, this Letter of Offer under Section 12 (a)(i) and (a)(ii) of Annexure III hereof includes the right to terminate the Financing Facility, this Letter of Offer and demand for the full payment of the Customer’s Indebtedness.

(iv)	CGC shall have the right to declare the security hereby created as enforceable.

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13.	Remedies of CGC	(a)	Upon demand and/or the occurrence of any Event of Default, CGC shall be entitled to exercise such rights and remedies that are available to it under this Letter of Offer, the Security Documents and/or the Tawarruq Transaction Documents and/or at law including any of the following rights and powers:-

(i)	the right to sue and institute by way of a civil suit or action for the recovery of the Indebtedness concurrently with any of the other rights and remedies of CGC herein or at law; and

(ii)	the Customer shall and hereby expressly agree covenant and undertake to do and execute or cause the Security Party(ies) as the case may be, to do and execute all acts, deeds, instruments and things which CGC may require or stipulate for the purpose of effecting and/or completing anything and/or any transaction mentioned in this Section 13 of Annexure III.

14.	Concurrent Remedy	Notwithstanding any provision hereof, it is hereby expressly agreed that upon occurrence of an Event of Default, CGC shall thereafter have the right to execise all or any of the remedies available under this Letter of Offer, the Tawarruq Transaction Documents and any Security Documents or by law statute or otherwise and shall be entitled to exercise such remedies concurrently, including pursuing all remedies available under and pursuant to this Letter of Offer and/or the Security Documents and/or the Tawarruq Transaction Documents and/or civil suit and/or pursuant to any statute or otherwise to recover amount due and payable by the Customer to CGC. In the event CGC does not wish to exercise such remedies concurrently CGC shall be entitled to institute civil suits against the Customer or the Security Party or any party providing security to recover all monies outstanding or to dispose of or realise any security herein provided in such manner or order as it may determine at its sole and absolute discretion.

15.	Rehabilitative Measures	(a)	Rescheduling

(i)	Subject to CGC’s discretion, CGC may agree to extend or reschedule the payment period of the Indebtedness without any increase to the CGC’s Sale Price. CGC shall have the right to demand for additional securities as specified in Section 10 of Annexure III to facilitate the rescheduling to secure the Indebtedness.

(b)	Restructuring

(i)	Subject to CGC’s discretion, CGC may agree to settle the Indebtedness of the Customer by entering into a new contract with the Customer that may result in a new Indebtedness secured in the new contract subject to the terms and conditions contained thereof.

(c)	Hiwalah (Transfer/Assignment of Debt)

(i)	Subject to CGC’s discretion, CGC may agree to the Customer transferring the obligation to pay CGC’s Sale Price under this Letter of Offer to a third party. The Indebtedness shall be secured in the Hiwalah executed between CGC and the third party who have agreed to take over the obligation for the Indebtedness.

16.	Rebate (lbra’) And Advance Payment	(a)	CGC shall grant rebate (lbra’) to the Customer on CGC’s Sale Price and/or any other monies remaining unpaid by the Customer in the following circumstances:

(i)	*Difference between the amount of Profit calculated based on Ceiling or Contracted Profit Rate (“CPR”) and Effective Profit Rate

(ii)

The difference between amount of profit calculated based on CPR and EPR shall be waived by CGC by way of lbra’ upon receipt by CGC of the amount payable by the Customer or end of Tenure, whichever is earlier.

*(applicable for variable rate financing)

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(b)	Partial Settlement

(i)	The Customer shall be allowed to request for partial settlement of CGC’s Sale Price at any time during the Tenure by giving advance written notice to CGC. Payment of the partial settlement amount (“Partial Settlement Amount”) must be made on the date as determined by CGC.

(ii)	In the event the Customer exercises its right as above, the profit portion that is calculated on the Partial Settlement Amounts, from the date of receipt of the said Partial Settlement Amount until the end of Tenure or upon receipt of the Partial Settlement Amount (for Early Settlement (as defined hereinafter)), whichever is earlier, shall be waived by CGC by way of lbra’. The said waiver by CGC shall be upon receipt of the Partial Settlement Amount or the end of Tenure, whichever is earlier.

(c)	Early Settlement or Events of Default

(i)	The Customer shall make full settlement of the outstanding balance (“Early Settlement”) before expiry of the Tenure in either the following events:

(i-i)	the Customer requests for an Early Settlement by way of an Early Settlement Notice;

(i-ii)	Ear1y Settlement due to financing restructuring exercise;

(i-iii)	Ear1y Settlement in the Event of Default; and/or

(i-iv)	Early Settlement in the event of termination of this Letter of Offer before expiry of the Tenure for any other reason whatsoever.

(ii)	CGC shall grant an lbra’ on CGC’s Sale Price upon receipt of the Ear1y Settlement amounts pursuant to:

(ii-i)	the Customer exercising its right for Early Settlement as stated above; or

(ii-ii)	CGC exercising its right to terminate the Financing Facility upon Events of Default.

(iii)	Cancellation of Financing Facility pursuant to expiry of availability period:

(iii-i)	If the Financing Facility is cancelled by CGC within the availability period, the profit portion calculated on the undisbursed amount shall be waived by CGC by way of lbra’;

(iii-ii)	In accordance with methods and formula as set out in this Letter of Offer or such other methods and formula adopted by CGC or as approved by Bank Negara Malaysia and/or SAC BNM.

(d)	CGC’s calculation of such lbra’ shall be treated as final and binding.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

(e)	It is hereby acknowledged and agreed that the rebates referred to herein shall not be construed in any manner whatsoever as cash rebate payable to the Customer, but shall be reflected as a reduction in the profit element of CGC’s Sale Price. The rebate shall only be deemed granted upon receipt of the settlement or redemption sum as determined by CGC based on the following formula:

Outstanding CGC’s Sale Price	LESS	Outstanding Approved Financing Amount	LESS	Other Amount Due to CGC

CGC’s calculation of lbra’ for variable financing

(i)	The calculation for variable financing shall be in accordance with the formula as provided under the Guidelines on lbra’ (Rebate) for Sale-Based Financing issued by Bank Negara Malaysia.

(f)	Advance Payment
Any payment that is in excess of the monthly instalment will be considered as advance payment, which will be used to set-off any outstanding charges, costs and/or monthly instalment in the manner as determined by CGC.

17.	Cross Default		The Customer hereby expressly agrees that if any sums shall be due from the Customer to CGC from time to time or at any time or if the Customer may be or become liable to CGC anywhere on financing account or any other account current or otherwise in any manner whatsoever or if default is made in any provisions of such account or in any other financing facilities granted by CGC to the Customer or in any of the provisions herein, then in any such event, the moneys hereby secured together with all moneys payable under such account or other financing facilities aforesaid shall immediately become due and payable and the security herein shall become immediately enforceable.

18.	Remedies and Waivers		No relaxation, forbearance, indulgence, failure or delay on the part of CGC in exercising nor any omission to exercise any right, power, privilege or remedy accruing to CGC under this Letter of Offer and/or the Tawarruq Transaction Documents and/or the other Security Documents or any security in favour of CGC upon any default on the part of the Customer and/or the Security Party shall impair any such right, power, privilege or remedy or be construed as a waiver thereof or an acquiescence in any default affect or impair any right, power, privilege or remedy of CGC in respect of any other or subsequent default nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies provided by law.

19.	Reconstruction of the Customer and/or the Security Party or CGC		The securities, rights, liabilities and/or obligations created by this Letter of Offer shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, re-construction, restructuring or otherwise which may be made in the constitution of CGC and similarly the liabilities and/or obligations created by this Letter of Offer shall continue to be valid and binding for all purposes whatsoever notwithstanding any change by amalgamation, re-construction, restructuring or otherwise howsoever in the constitution of the Customer and/or the Security Party and it is expressly declared that no change of any sort whatsoever in relation to or affecting the Customer and/or the Security Party shall in any way affect the securities, liabilities and/or obligations created hereunder in relation to any transaction whatsoever whether past, present or future.

20.	Successors, lndorseas And Assigns	(a)	This Letter of Offer shall be valid and binding upon and endure to the benefit of the Customer and/or the Security Party and CGC and their respective successors in title and indorsees, and in the case of CGC, its assigns.

		(b)	CGC may at any time without the consent or concurrence of the Customer and/or the Security Party be at liberty to assign or to transfer their rights and obligations hereunder.

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		(c)	The Customer and/or the Security Party shall not assign or transfer its rights hereunder or any interest herein.

21.	Modification and Indulgence	(a)	CGC may and without in any way affecting the security hereby created:-

(i)	determine, modify, restructure, vary or increase any financing or other facility granted to the Customer and may openor continue any account or accounts (or both) with the Customer at any branch or branches of CGC;

(ii)	grant to the Customer or the Security Party or any other person any time or indulgence;

(iii)	deal with, exchange, release or modify or abstain from perfecting or enforcing any security or other guarantee or right it may now or at any time hereafter or from time to time have from or against the Customer or the Security Party or any other person;

(iv)	enter into any deed of composition with the Customer and/or the Security Party;

(v)	renew any bill, notes or other negotiable security.

22.	Variation of The Terms of This Letter of Offer	(a)	It is hereby expressly agreed and declared by the parties hereto that the terms of this Letter of Offer and/or the Tawarruq Transaction Documents and/or the Security Documents, premised on the Shariah principle of ‘contract is based on mutual consent’, may be varied in the manner acceptable to CGC and thereupon such amended details of this Letter of Offer and/or the Tawarruq Transaction Documents and/or the Security Documents shall be deemed to become effective and shall be read and construed as if such amended details have been incorporated in and had formed part of this Letter of Offer and/or the Tawarruq Transaction Documents and/or the Security Documents at the date of execution thereof.

		(b)	Such variation or amendment may be varied by way of correspondences, supplemental letters, supplemental agreements or any other documents at CGC’s discretion.

23.	Certificate of Indebtedness	(a)	In any proceedings relating to this Letter of Offer, a statement as to any amount due to CGC under this Letter of Offer that is certified as being correct by an authorised officer of the CGC shall, unless otherwise provided in this Letter of Offer, and save for manifest error, be conclusive and binding on the Customer for whatever purposes including as being conclusive evidence of Indebtedness in the court of law.

		(b)	The statement referred to above may be in the form of a computer generated statement or notice which requires no signature or which contains a printed or facsimile signature, as the case may be, at the sole and absolute discretion of CGC and IT IS HEREBY EXPRESSLY AGREED that such a statement or Notice shall be a valid and binding statement or notice to the Customer pursuant to the terms herein.

24.	Severability	Any term, condition, stipulation, provision, covenant or undertaking contained herein which is illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof and such illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal, void or unenforceable any such term, condition, stipulation, provision, covenant or undertaking in any other jurisdiction.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

25.	Taxes	(a)	The Customer shall pay any applicable taxes in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

(i)	this Letter of Offer or the Tawarruq Transaction Documents or the Security Documents; and

(ii)	any agreement or document entered into or signed under any of the Security Documents.

(b)	The Customer shall pay any applicable fines, penalties and other costs in respect of a failure to pay any tax described in Section 25(a) of Annexure III herein.

(c)	The Customer shall indemnify and keep indemnified and save harmless CGC against any amount payable under Section 25(a) or Section 25(b) of Annexure III herein or both.

26.	Right to Set-Off or Consolidate Accounts	(a)	It is hereby expressly agreed and declared that unless CGC otherwise agrees any security whether given now or hereafter shall not be discharged or released except on payment of not only all monies secured hereby but also all monies whatsoever and howsoever due or payable or due from the Customer(s) to CGC (whether such liability be present, future, actual, contingent, primary, secondary, collateral, secured or unsecured, several or joint) under any other account or accounts of whatsoever nature (Whether current, deposit or financing account), agreement or contract or otherwise with CGC.

		(b)	Without prejudice to any other remedies which CGC may have, CGC shall have the right at its sole and absolute discretion to:

(i)	withhold, combine, consolidate or merge any or all accounts of the Customer with CGC of whatsoever nature (whether current, deposit or financing account), at any branch of CGC with any liabilities of the Customer (whether such liability be present, future, actual, contingent, primary, secondary, collateral, secured or unsecured, several or joint) under any account (whether current, deposit or financing documents), or contract or otherwise with CGC; and

(ii)	upon CGC giving seven (7) calendar days’ prior written notice to the Customer, debit, transfer and/or set-off from any account of the Customer with CGC where so ever situated (whether current, deposit, financing or of any other nature whether in Ringgit or any other currency), any available balance or any sum (standing to the credit of any such accounts, agreement or contract in or towards the satisfaction of the total monthly payments and/or the Indebtedness of the Customer.

(c)	Such right shall be exercised by CGC at its discretion following an occurrence of an Event of Default and it is hereby agreed and declared that the Customer shall not be entitled to require lhe release of any security provided to CGC except on payment by the Customer to CGC of not only all monies referred to herein but also all monies whatsoever or howsoever payable or due from the Customer to CGC under any other account whether as a customer. guarantor or security provider.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

27.	Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Banks by Bank Negara Malaysia (BNM) (“Guidelines”)	The Customer hereby declares that the Customer and/or the Security Party has had notice of the Guidelines and hereby agrees that the approval and operation or utilisation from time to time of the Financing Facility is strictly conditional on the Customer’s and/or the Security Party’s representation and undertaking that it shall not infringe, contravene nor be in breach of the Guidelines and/or of any replacement guidelines/specifications/circulars issued pursuant to the Islamic Financial Services Act 2013 and/or the Development Financial Institutions Act 2002 and also hereby undertakes to advise CGC if any of infringement as set out in the said Guidelines is established or discovered at any time. If at any time during the continuance of this Financing Facility CGC discovers that there had been an infringement of the said Guidelines and/or that the continued utilisation of the Financing Facility shall be in violation of the said Guidelines CGC shall be entitled forthwith to exercise all of its rights contained herein.

28.	Applicable Law	The parties hereto agree that this Letter of Offer shall be governed by the laws of Malaysia and agree to submit to the jurisdiction of the Courts of Malaysia and further agree that service of any notice and/or Legal Process may be effected in the manner set out in Section 29 of Annexure III.

29.	Service of Notices and Legal Process	(a)

Each communication to be made under this Letter of Offer shall be made in writing and in the case of CGC, shall be under the hand of any manager or other authorised officer of CGC or a solicitor or firm of solicitors purporting to act for CGC and, unless otherwise stated, shall be by fax or letter, to the addresses specified in the this Letter of Offer or to such other address as the other party might have notified the party giving the notice.

		(b)	Any such notice or request shall be deemed to have been sufficiently given, or made and be deemed received by the party lo whom it is given:

(i)	If delivered by hand, when so delivered; or

(ii)	if sent by post, on the second Business Day after posting; or

(iii)	in the case of telex or cable, on the Business Day immediately after transmission; or

(iv)	if sent by facsimile on the Business Day immediately after transmission provided that CGC has received an answer back confirmation.

(c)	In the event of a change in the address or facsimile number of the Customer, the Customer shall as soon as practicable but in any event at least seven (7) days prior to such change notify CGC in writing of such change.

(d)	No change in the Address for Service or facsimile number howsoever brought about shall be effective or binding on CGC unless the Customer has given to CGC pursuant to Section 29(c) of Annexure III hereof actual notice of the change of the Address for Service or facsimile number and nothing done in reliance of any of the provisions herein shall be affected or prejudiced by any subsequent change in the Address for Service over which CGC has no actual knowledge at the time the act or thing was done or carried out.

Provided that any communication or document to be made or delivered to CGC shall be effective only when received, and then only if it is expressly marked for the attention of the department or officer identified with the relevant officer’s signature below (or such other department or officer as CGC shall from time to time specify for this purpose).

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(e)	Any notice or other communication to be given under or in respect of this Letter of Offer shall be delivered, given or sent to the addressee at the address or facsimile number (or such other address or facsimile number as the addressee may give notice to the other party in accordance with Section 29(c) of Annexure III hereof from time to time) set out hereinbefore.

(f)	CGC shall have absolute discretion whether to accept, or rely or act upon any communication received via telephone or email and shall be entitled to request verification of any such communication by any method CGC deem appropriate.

(g)	The service of any Legal Process may be given by prepaid registered or ordinary post sent to the Customer and/or the Security Party at the address herein stated and such Legal Process shall be deemed to have been duly served after the expiration of five (5) days from the date it is posted and no change in the Customer’s and/or the Security Party’s address herein stated or change howsoever brought about shall be effective or binding on CGC unless actual notice of the change of address has been given to CGC.

30.	Counterparts	This Letter of Offer may be executed in any number of counterparts, and this shall have the same effect as if the signatures on the counterparts were on a single copy of this Letter of Offer.

31.	Disclosure of Information	(a)	The Customer and/or Security Party hereby agrees that as long as the agreement constituted by the acceptance of this Letter of Offer continues and/or as long as any monies due thereunder remain outstanding, CGC shall be entitled to process and disclose personal data and/or information on the Customer’s affairs (including the Customer’s accounts and/or future accounts) with CGC to:

(i)	any Security Party; or

(ii)	the Credit Bureau and the Central Credit Reference Information System (CCRIS) of Bank Negara Malaysia or such other authority or body established by Bank Negara Malaysia or such other authority having jurisdiction over CGC; or

(iii)	other body or authority or party to whom CGC is associated with; or

(iv)	a potential assignee or other person posing to enter into contractual arrangement with CGC; or

(v)	subject to the provisions of the Islamic Financial Services Act 2013 and Development Financial Institutions Act 2002 and any regulations from Bank Negara Malaysia, companies which are now or which in the future may be subsidiaries within the banking group of CGC.

(b)	The Customer hereby expressly consents to such disclosure and hereby confirms and declares that no further consent from the Customer is necessary or required in relation thereto. Where it appears in this Section 31 of Annexure III, the terms ‘personal data’ and ‘process’ shall have the same meaning ascribed to them in the Personal Data Protection Act 2010.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

32.	Disclaimer of Reliance

The Customer acknowledges that the Customer has not relied upon any representations, warranties or advice whatsoever expressly or impliedly made by CGC or its officers, employees or agents prior to signing of this Letter of Offer and hereby absolves CGC or its officers, employees or agents from any liability and/or responsibility in respect of any negligence, misrepresentation and/or misstatement. By signing this Letter of Offer, the Customer declares that the Customer has read this Letter of Offer in its entirety, understands the nature and effect of the contents of this Letter of Offer and is signing this Letter of Offer of its own free will and consent.

33.	Completion of Murabahah and this Letter of Offer	Upon settlement of CGC’s Sale Price and subject lo there being no breach of the terms committed by the Customer as contained herein, the Murabahah transaction and obligations of the Customer under this Letter of Offer is deemed completed.

[End of Annexure III]

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

ANNEXURE IV

(to be read and construed as an integral part of this Letter of Offer)

DEFINITION & INTERPRETATION

In this Letter of Offer where the context so admits, the following expressions shall have the meaning designated unless otherwise distinguished:-

Address for Service	(a)	CGC: The address as stated in this Annexure IV;

	(b)	Customer: The address as stated in this Letter of Offer;

Annexures	means the annexures appended to this Letter of Offer comprising the Annexure I (Specific Terms and Conditions), Annexure II (Terms and Conditions of Tawarnuq Financing Facility), Annexure III (General Terms and Conditions) and Annexure IV (Definition & Interpretation);

Appendices	means the appendices appended to this Letter of Offer comprising the Security Documents and the Tawarruq Transaction Documents;

‘Aqd	means contract that consists of the ljab (Offer) and Qabul (Acceptance) between the contracting parties;

Ceiling/Contracted Profit Rate	means the ceiling or contracted profit rate as set out in Paragraph 1(f) of this Letter of Offer;

CGC

means CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD (Co No.12441-M) a company registered under the Companies Act, 1965 (and deemed registered under the Companies Act, 2016) and having its registered office at Level 14, Bangunan CGC, Kelana Business Centre, 97, Jalan SS7/2, 47301 Petaling Jaya, Selangor Darul Ehsan including CGC’s assigns and successors-in-title;

CGC’s Purchase Price

means the purchase price of the Commodity Asset equivalent to the Approved Financing Amount as set out in Paragraph 1(d) of this Letter of Offer payable by CGC to the Commodity Trader subject to the terms of this Letter of Offer;

CGC’s Sale Price	means the sale price payable by the Customer to CGC as set out in Paragraph 1(e) of this Letter of Offer for the sale of the Commodity Asset by CGC to the Customer;

Business Day	means a day on which banks and financial institutions are open for transaction of business of the nature required under this Letter of Offer;

Commodity Asset	in relation to the Murabahah transaction, means the commodity as acceptable to CGC particularly as referred in Section 3 of the First Schedule of the Murabahah Sale ‘Aqd annexed hereto in Appendix I;

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

Commodity Trader	means any commodity trader, supplier or broker acceptable to CGC for the purpose of buying or selling of the Commodity Asset;

Conditions Precedent	means the conditions referred to in Paragraph 6 of this Letter of Offer and the Annexure I (Specific Terms and Conditions) which must be fulfilled and performed by the Customer before CGC proceeds with its disbursement of the Financing Facility;

Customer	the party whose particulars are set out In this Letter of Offer and includes its successors in title and permitted assigns, heirs and/or personal representatives;

E-Certificate	means the certificates generated by Bursa Suq AI-Sile’ In relation to the Commodity Asset’s trading and transfer of ownership pursuant to this Letter of Offer as annexed hereto in Appendix I ;

Early Settlement	means settlement of the Indebtedness prior to maturity of the Tenure;

Early Settlement Notice	means a written notice given by the Customer to CGC of the Customer’s intention to make Early Settlement;

Effective Profit Rate	means the Effective Profit Rate as set out in Paragraph 1(f) of this Letter of Offer for the calculation of payment due and payable to CGC pursuant to the Facility;

Events of Default	means committal (whether by acts or commission or omission) by the Customer of any breach of the tenns of this Letter of Offer including the happening of any event specified in Section 11 of Annexure III (General Terms and Conditions):

Financing Facility	means the Tawarruq Financing-i Facility made or to be made available by CGC to the Customer under the Shariah principle of Murabahah, for the Shariah compliant purpose, in the maximum aggregate amount as set out in Section 2 of Annexure III (General Terms and Conditions);

Hiwalah	means assignment of debt from the liability of the original debtor to the liability of a third person so that the original debtor becomes free of liability;

Ibra’/Rebate	means waiver on right of claim granted by a person to another person that has an obligation (Zimmah) which is due to him;

Ijab	means the offer by CGC to the Customer in Murabahah transaction under the Tawarruq Financing-i Facility;

Indebtedness	the CGC’s Sale Price and includes all other amount due and payable to CGC under the Financing Facility;

Late Payment Charges	Means late payment charges that comprise of compensation (ta’widh) and penalty (gharamah) as particularised in Section 4(a) of Annexure III (General Terms and Conditions) herein

Lazim	means a legally binding contract according to Shariah principles;

Legal Process	means the pleadings, all forms of originating process, interlocutory applications of whatever nature, affidavits, orders and such documents which are required to be served under the Rules of Court and include any notice required to be given to any party under the Security Documents and correspondences between the parties hereto, notices under the Companies Act, 2016, the Insolvency Act, 1967 together with the rules made thereunder and any other relevant laws;

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Letter of Offer	means this letter(s) of offer issued by CGC including all the Annexures and Appendices herein and accepted by the Customer and includes any amendment, variation or supplement hereto;

Material Adverse Effect	means any material situation or circumstances that in the opinion of CGC affects the Tawarruq Financing-i Facility and prejudices or threatens to prejudice the interests of CGC as financier;

Maturity Date	means the last day of the Tenure and on which day the Financing Facility and all other sums whatever and howsoever due and payable to CGC;

Month	means a calendar month;

Murabahah	means a sale and purchase of the Commodity Asset where the acquisition cost and the mark-up are disclosed to the Customer;

Murabahah Sale Aqd	In relation to the Murabahah transaction, means the Murabahah Sate Aqd executed between CGC and the Customer for the Commodity Asset evidenced by the e-certificates generated by Bursa Suq AI-Sila’ and payment of CGC’s Sale Price by the Customer to CGC;

Purchase Request	In relation to the Murabahah transaction means the purchase request issued by the Customer to CGC in the Tawarruq Transaction Documents as appended in Appendix I;

Purchase Undertaking	In relation to the Murabahah transaction means the undertaking to purchase the Commodity Asset issued by the Customer to CGC in the Tawarruq Transaction Documents as appended in Appendix I;

Purpose	the purpose of the Financing Facility as stated in Paragraph 1(c) hereof and referred to in Section 2 of Annexure II (Terms and Conditions of the Tawarruq Financing Facility);

Qabul	means the Customer’s acceptance of CGC’s offer in Murabahah transaction under the Tawarruq Financing-i Facility;

Ringgit Malaysia or ‘RM’	means the lawful currency of Malaysia;

Rules of Court	the Rules of Court 2012 and include any statutory amendment or re-enactment thereof.

Sahih	means a legally valid contract according to Shariah principles in which all the required elements of the contract are present;

Security Documents	collectively means the security documents as stated in Paragraphs 4(a) to 4(c) of this Letter of Offer and any other security documents executed and/or required to be executed as CGC deems fit hereunder now and hereafter;

Security Party	means the Customer, guarantor(s) and/or any party or parties providing or which shall hereafter from time to lime provide any security or guarantee in favour of CGC to secure the payment of the Indebtedness;

Tawarruq	means the arrangement that involves sale of an asset to the purchaser on a deferred basis and subsequent sale of the asset to a third party on a cash basis to obtain cash or vice versa;

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Tawarruq Transaction Documents	collectively·means the transaction documents described In Paragraph 4(d) of lhis Letter of Offer and includes any other documents as determined by CGC from time to time. The Tawarruq Transaction Documents shall be taken and construed as an Integral part of this Letter of Offer.

Tenure	means the period of time as stated in Paragraph 1(h) of this Letter of Offer;

Wa’d	means promise or undertaking given by the Customer in this Letter of Offer;

Wakil (Agent)	means the party appointed as agent under the Wakalah (agency) contract as set out in the Tawarruq Transaction Documents as appended in Appendix I;

Wakalah	means Wakalah contract i.e. the appointment of CGC as agent set out in the Tawarruq Transaction Documents or such other format acceptable to CGC.

[End of Annexure IV]

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

APPENDIX I

(to be read and construed as an integral part of this Letter of Offer)

TAWARRUQ TRANSACTION DOCUMENTS

(in connection to the sale and purchase of commodity as the underlying asset in the Murabahah sale transaction)

1.	Purchase Undertaking

2.	Purchase Request

3.	Wakalah ‘Aqd

4.	Bursa Suq AI-Sila’ E-Certificates

*	For master Tawarruq, each of the TAWARRUQ TRANSACTION DOCUMENTS may be assigned with a serial number indicating the series of transactions that occur for each Tawarruq transaction.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

PURCHASE UNDERTAKING

(which shall be taken and construed as an Integral part of this Letter of Offer)

Dated: 23/03/2022

From:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]

10-2 JALAN TANJUNG SD 13/2

BANDAR SRI DAMANSARA

52200 KUALA LUMPUR

WILAYAH PERSEKUTUAN

To:

CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD

[Registration No. 197201000831 (12441-M)]

Level 14, Bangunan CGC,

Kelana Business Centre, 97,

Jalan SS7/2, 47301 Petaling Jaya,

(hereinafter referred to as “CGC”)

Dear Sirs,

TAWARRUQ FINANCING FACILITY

LETTER OF OFFER DATED 21-March-2022 (“Letter of Offer’’)

1.	Terms defined in the Letter of Offer have the same meanings when used in this Purchase Undertaking.

2.	By this letter, I/We irrevocably and unconditionally;

i.	undertake to purchase the Commodity Asset from CGC after CGC have purchased the Commodity Asset from the Commodity Trader acceptable to CGC.

ii.	shall indemnify and keep CGC indemnified against all losses. actions, proceedings, claims, demands, costs, damages and/or expenses (including legal costs on a run Indemnity basis) which CGC may incur, suffer or sustain by reason of any broach of our undertaking contained in this Purchase Undertaking.

3.	This Purchase Undertaking shall be irrevocable upon issuance and shall be binding on me/us as the Customer.

Yours faithfully,

CL TECHNOLOGIES (INTERNATIONAL) SDN, BHD. [201901005005(1314332U)]

/s/ NG CHEN LOK
Name:	NG CHEN LOK	Name:
Designation:	DIRECTOR	Designation:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

PURCHASE REQUEST

(which shall be taken and construed as an integral part of this Letter of Offer)

Dated: 28/03/2022

From:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]

10-2 JALAN TANJUNG SD 13/2

BANDAR SRI DAMANSARA

52200 KUALA LUMPUR

WILAYAH PERSEKUTUAN

To:

CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD

[Registration No. 197201000831 (12441-M)]
Level 14, Bangunan CGC,

Kelana Business Centre, 97,
Jalan SS7/2, 47301 Petaling Jaya, (hereinafter referred to as “CGC”)

Dear Sirs,

TAWARRUQ FINANCING FACILITY

LETTER OF OFFER DATED 21-March-2022 (“Letter of Offer”)

1.	Terms defined in the letter of Offer have the same meanings when used in this Purchase Request.

2.	I/We hereby request a utilisation of the Financing Facility in the amount of Ringgit Malaysia 100,000.00 only, subject to fulfilment of all Conditions Precedent as set out in the Letter of Offer.

3.	By this letter, I/we irrevocably and unconditionally request CGC to purchase the Commodity Asset from the Commodity Trader acceptable to CGC at CGC’s Purchase Price under the purchase transaction. The purchase price/CGC’s Purchase Price is equivalent to the Approved Financing Amount granted to me/us as the Customer.

4.	I/We shall at all times fully Indemnify and keep CGC indemnified against all and any action, proceeding, claim, expense, loss, damage or liability which CGC may incur as a consequence of the cancellation of this Purchase Request by me/us. This Purchase Request shall be irrevocable upon issuance and shall be binding on me/us as the Customer

Yours faithfully,

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]

/s/ NG CHEN LOK
Name: NG CHEN LOK	Name:
Designation: DIRECTOR	Designation:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

WAKALAH ‘AQD (AGENCY CONTRACT)

(which shall be taken and construed as an integral part of this Letter of Offer)

Dated: 28/03/2022

From:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]

10-2 JALAN TANJUNG SD 13/2

BANDAR SRI DAMANSARA

52200 KUALA LUMPUR

WILAYAH PERSEKUTUAN

To:

CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD

[Registration No. 197201000831 (12441-M)]

Level 14, Bangunan CGC,

Kelana Business Centre, 97,

Jalan SS7/2, 47301 Petaling Jaya,

(hereinafter referred to as “CGC”)

Dear Sir’s,

TAWARRUQ FINANCING FACILITY

LETTER OF OFFER DATED 21-March-2022 (“Letter of Offer”)

1.	Terms defined in the letter of Offer have the same meanings when used in this Wakalah ‘Aqd.

2.	By this letter, I/we irrevocably and unconditionally:

(a)	appoint CGC as my/our Wakil (Agent) and authorise CGC to act for and on my/our behalf:

i.	to enter into Murabahah Sale ‘Aqd and purchase Commodity Asset from CGC at CGC’s Sale Price payable on deferred payment basis;

ii.	upon due conclusion of the Murabahah Sale ‘Aqd, to sell the Commodity Asset to any Commodity Trader at the selling price equivalent to Approved Financing Amount on spot basis; and

iii.	to receive payment of the abovesaid sale transaction that is equivalent to the Approved Financing Amount on my/our behalf; and

iv.	to deliver possession of and title in and to the Commodity Asset to a purchaser of the Commodity Asset at CGC’s discretion.

(b)	authorise CGC as my/our Wakil (Agent):-

i.	to sign and execute all documents and do all acts and observe and perform all obligations required to be done in connection with the appointment as agent, or imposed under any agreement for sale of the Commodity Asset to any Commodity Trader or third party; and

ii.	to delegate its rights and duties as an agent herein to any third party to do all acts necessary for the completion of the required transaction; and

iii.	(if required) to do all the administrative duties regarding the purchasing or holding and the selling of the Commodity Asset thereof.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

3.	I/We hereby irrevocably and unconditionally instruct CGC to immediately pay the proceeds of the sale of the Commodity Asset into designated account where applicable.

4.	I/We shall at all times fully indemnify and keep CGC indemnified against all and any action, proceeding, claim, expense, loss, damage or liability which CGC may incur as a consequence of or arising from or connected to the appointment of CGC as my/our Wakil (Agent).

5.	This Wakalah ‘Aqd shall be irrevocable upon issuance and shall be binding on me/us as the Customer.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

IN WITNESS WHEREOF the Common Seal and/or hands of the Customer was hereunto affixed and/or set.

Signatory(ies) to this Agency Contract are advised to seek independent legal advice on the legal implications, nature and effect of this document before signing this Agency Contract. By signing this Agency Contract, the Customer declares that the customer has read this Agency Contract in its entirety, understands the nature and effect of its contents and is signing this Agency Contract of its own free will and consent.

*For Registered Business Customer

SIGNED for and on behalf of the Customer               )

in the presence of:-              )

Partner/Sole Proprietor/Individual carrying on business under the name and style of

Name:
NRIC No.:
Date:

SIGNED for and on behalf of the Customer        )

in the presence of:-            )

Partner/Sole Proprietor/Individual carrying on business under the name and style of

Name:
NRIC No.:
Date:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

For Company Customer

[*Where the Customer possesses a common seal.]

SIGNED for and on behalf of the Customer	)
in a manner authorised by its constitution	)
under its Common Seal which	)
said Seal was hereunto duly affixed	)
on the 20)
in the presence of:	)

Director	Director
Name:	Name:
NRIC No.:	NRIC No.:
Date:	Date:

[*Where the Customer does not possesses a common seal.]

SIGNED for and on behalf of the Customer	)
in a manner authorised by its	)
constitution or Companies Act 2016)
(if no constitution))
on the 20)
in the presence of:	)

/s/ NG CHEN LOK
Director	Director
Name: NG CHEN LOK	Name:
NRIC No.: 870203065701	NRIC No.:
Date: 28/03/2022	Date:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

ACKNOWLEDGEMENT OF THE APPOINTMENT AS WAKIL (AGENT)

Date : 28/03/2022

RE : ACKNOWLEDGEMENT OF THE APPOINTMENT AS WAKIL (AGENT) UNDER THE WAKALAH ‘AQD

We hereby accept the appointment as purchasing and sale agent pursuant to the Wakalah ‘Aqd.

Authorised Signatory for
CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD
[Registration No. 197201000831 (12441-M)]

Name:
Designation:

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

MURABAHAH SALE ‘AQD

(Which is to be taken, read and construed as essential part of this Contract)

Section No.	Subject Matter	Particulars
1.	Date of this Murabahah Sale Aqd
2.	Name and Address of Customer

Registered Business Customer/Company Customer

Name: CL TECHNOLOGIES (INTERNATIONAL)

SDN. BHD.

Business Registration No.: (201901005005(1314332U)]

Business Address: 10-2 JALAN TANJUNG SD

13/2 BANDAR SRI DAMANSARA 52200 KUALA

LUMPUR WILAYAH PERSEKUTUAN

Registered Address: 81 LEBOH UNTA TAMAN

BERKELEY 41150 KLANG SELANGOR

3.	Description of the Commodity Asset	CPO-MSIA-09
4.	Purchase Price of Commodity Asset	RM100,000.00
5.	CGC’s Sale Price	RM133,476.31

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

STATUTORY DECLARATION

I/We am/are

NG CHEN LOK (NRIC No.870203065701), a Malaysian citizen of full age having an address at A 2482 TAMAN TAS PUTRA JALAN KAMPUNG BHARU 25100 KUANTAN PAHANG MALAYSIA

do hereby SOLEMNLY and SINCERELY DECLARE THAT:-

1.	I/We am/are the directors/partners/sole proprietor carrying on business under the name and style of the CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)].

2.	As at the date hereof, I am/we are not bankrupt(s) and has/have not committed any act of bankruptcy within the meaning of Section 3 of the Insolvency Act 1967 and that no bankruptcy proceedings have been instituted against me/us under the laws of Malaysia or in anywhere else having jurisdiction over me/either one of us.

3.	The Customer has been granted a financing facility under the BizMula-i Tawarruq Financing-i Application No. 1000604905 (“Financing Facility”) by the financier, Credit Guarantee Corporation Malaysia Berhad [Registration No. 197201000831 (12441-M)) (“CGC”).

4.	(I/We have been authorised by the Customer to make this declaration on behalf of the Customer.

5.	The Customer has not been wound up and there has not been any winding up petition commenced against the Customer as at the date hereof.

6.	There are no litigation, arbitration or administrative proceedings current or pending or threatened against the Customer.]

7.	The Customer is fully aware, and hereby acknowledges that the Customer has been advised by CGC to engage separate and independent legal representation in this matter in particular with regard to the legal implications, nature and effect of the provisions of the financing documentation to be executed by the Customer in relation to the Financing Facility. However, the Customer has chosen not to do so while fully aware of the consequences of not being represented in this transaction.

8.	The Customer has read and fully understands the nature and effect of the financing documentation (including but not limited to the product disclosure sheet) and confirm that the financing documentation are or will be executed by the Customer of the Customer’s own free will and consent.

9.	The Customer undertakes to notify CGC within seven (7) days from the date or the Customer becoming aware or any winding up petition being filed against the Customer or any litigation arbitration or administrative proceedings being instituted against the Customer.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

GUARANTOR’S STATUTORY DECLARATION

I/We am/are

NG CHEN LOK (NRIC No.870203065701), a Malaysian citizen of full age having an address at A 2482 TAMAN TAS PUTRA JALAN KAMPUNG BHARU 25100 KUANTAN PAHANG MALAYSIA

do hereby SOLEMNLY and SINCERELY DECLARE THAT:-

1.	CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [Business Registration No. 201901005005 (1314332U)] has been granted a financing facility under the BizMula-i Tawarruq Financing-i Application No. 1000604905 (“Financing Facility”) by the financier, Credit Guarantee Corporation Malaysia Berhad (Company No: 197201000831/12441-M) (“CGC”).

2.	I am/We ar e the guarantor(s) of the Customer in relation to the Financing Facility.

3.	As at the date hereof, I am/we are not bankrupt(s) and has/have not committed any act of bankruptcy within the meaning of Section 3 of the Insolvency Act, 1967 and that no bankruptcy proceedings have been instituted against me/us under the laws of Malaysia or in anywhere else having jurisdiction over me/either one of us.

4.	I am/We are fully aware, and hereby acknowledge that I/we have been advised by CGC to engage separate and independent legal representation in this matter in particular with regard to the legal implications, nature and effect of the provisions of the Guarantee to be executed by me/us in relation to the Financing Facility. However, I/we have chosen not to do so while fully aware of the consequences of not being represented in this transaction.

5.	I/We have read and fully understand the nature and effect of the Guarantee and confirm that the Guarantee is or will be executed by me/us of my/our own free will and consent.

6.	I/We make this declaration in full knowledge and awareness of CGC’s reliance on this declaration as an inducement or basis to grant or continue to grant the Financing Facility to the Customer.

7.	I am/We are fully aware that the penal consequences for making a false declaration in respect of the above may include imprisonment up to two (2) years or fine or both under Section 109 of the Insolvency Act, 1967 and/or imprisonment up to ten (10) years and fine under Section 420 of the Penal Code.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

10.	The Customer makes this declaration in full knowledge and awareness of CGC’s reliance on this declaration as an inducement or basis to grant or continue to grant the Financing Facility to the Customer

11.	I am/We are folly aware that it is a criminal offence to induce CGC to grant the Financing Facility on the basis of a false declaration. The penal consequences may include imprisonment up to two (2) years or fine or both under Section 109 of the Insolvency Act, 1967 and/or imprisonment up to ten (10) years and fine under Section 420 of the Penal Code.

And I/we make this declaration conscientiously believing the same to be true and by virtue of the provisions of the Statutory Declarations Act, 1960.

SUBSCRIBED and SOLEMNLY DECLARED		)
By		)
And	29 MAR 2022)
	at this day of	)

/s/ NG Chen Lok
Name:	NG Chen Lok
(NRIC No.	870203-06-5701)
Designation:	Managing Director

DS_1 SP (Pin 1/2017)

IBU PEJABAT LEMBAGA HASIL DALAM NEGERI MALAYSIA MENARA HASIL PERSIARAN RIMBA PERMAI CYBER 8, 63000 CYBERJAYA SELANGOR DARUL EHSAN

SIJIL SETEM STAMP CERTIFICATE (Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman) Please attach this stamp certificate to the instrument as evidence of stamping	ASAL

Cara Bayaran Payment Method	FPX TRANSATIONS
No. Adjudikasi Adjudication No.	T01C4B94CDXW026 (SALINAN 2/2)
Jenis Surat Cara	LETTER OF OFFER
Type Of Instrument	SURAT CARA UTAMA
Tarikh Surat Cara	28/03/2022
Date of Instrument
Balasan Consideration	RM 100,000.00

Maklumat Pihak Pertama / Penjual / Pemberi First Party / Vendor / Transferor / Assignor

CREDIT GUARANTEE CORPORATION MALAYIA BERHAD, NO SYARIKAT 197201000831 (12441-M)

Maklumat Pihak Kedua / Pembeli / Penerima Second Party / Purchaser / Transferee / Assignee

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD., NO SYARIKAT 201901005005(1314332U)

Butiran Harta / Suratcara Property / Instrument Description

TIDAK BERKENAN

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:

This is to certify this instrument is stamped and indorsed as below:

No. Kelulusan Perbendaharaan Treasury Approval No. : KK/BSKK/10/600-2/12(60)	Tarikh Cetak Printed Date : 20/05/2022 11:44:34

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar

The authenticity of this Stamp Certificate can be verified at stamps hasil.gov my or by mobile app

Ini adalah cetakan komputer dan tidak perlu ditandatangani

This is a computer generated printout and no signature is required

-- tamat/end ---

DS_1 SP (Pin 1/2017)

IBU PEJABAT LEMBAGA HASIL DALAM NEGERI MALAYSIA MENARA HASIL PERSIARAN RIMBA PERMAI CYBER 8, 63000 CYBERJAYA SELANGOR DARUL EHSAN
ASAL

SIJIL SETEM STAMP CERTIFICATE (Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman) Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran Payment Method	FPX TRANSATIONS
No. Adjudikasi Adjudication No.	T01C4B94CDXW026 (SALINAN 1/2)
Jenis Surat Cara	LETTER OF OFFER
Type Of Instrument	SURAT CARA UTAMA
Tarikh Surat Cara	28/03/2022
Date of Instrument
Balasan Consideration	RM 100,000.00

Maklumat Pihak Pertama / Penjual / Pemberi First Party / Vendor / Transferor / Assignor

CREDIT GUARANTEE CORPORATION MALAYIA BERHAD, NO SYARIKAT 197201000831 (12441-M)

Maklumat Pihak Kedua / Pembeli / Penerima Second Party / Purchaser / Transferee / Assignee

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD., NO SYARIKAT 201901005005(1314332U)

Butiran Harta / Suratcara Property / Instrument Description

TIDAK BERKENAN

Dengan ini disahkan surat car aini disetem dan diindors seperti maklumat di bawah:

This is to certify this instrument is stamped and indorsed as below:

No. Kelulusan Perbendaharaan Treasury Approval No : KK/BSKK/10/600-2/1/2(60)	Tarikh Cetak Printed Date : 20/05/2022 11:44:34

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar

The authenticity of this Stamp Certificate can be verified at stamps hasil gov my or by mobile app

Ini adalah cetakan komputer dan tidak perlu dilandatangani

This is a computer generated printout and no signature is required

--- tamat/end ---

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

GUARANTOR’S STATUTORY DECLARATION

I/We am/are

NG CHEN LOK (NRIC No.870203065701), a Malaysian citizen of full age having an address at A 2482 TAMAN TAS PUTRA JALAN KAMPUNG BHARU 25100 KUANTAN PAHANG MALAYSIA

do hereby SOLEMNLY and SINCERELY DECLARE THAT:-

1.	CL TECHNOLOGIES (INTERNATIONAL) SON. BHD. [Business Registration No. 201901005005 (1314332U)] has been granted a financing facility under the BizMula-i Tawarruq Financing-i Application No. 1000604905 (“Financing Facility”) by the financier, Credit Guarantee Corporation Malaysia Berhad (Company No: 197201000831/12441-M) (“CGC”).

2.	I am/We are the guarantor(s) of the Customer in relation to the Financing Facility.

3.	As at the date hereof, I am/we are not bankrupt(s) and has/have not committed any act of bankruptcy within the meaning of Section 3 of the Insolvency Act, 1967 and that no bankruptcy proceedings have been instituted against me/us under the laws of Malaysia or in anywhere else having jurisdiction over me/either one of us.

4.	I am/We are fully aware, and hereby acknowledge that I/we have been advised by CGC lo engage separate and independent legal representation in this matter in particular with regard to the legal implications, nature and effect of the provisions of the Guarantee to be executed by me/us in relation to the Financing Facility. However, I/we have chosen not to do so while fully aware of the consequences of not being represented in this transaction.

5.	I/We have read and fully understand the nature and effect of the Guarantee and confirm that the Guarantee is or will be executed by me/us of my/our own free will and consent.

6.	I/We make this declaration in full knowledge and awareness of CGC’s reliance on this declaration as an inducement or basis to grant or continue to grant the Financing Facility to the Customer.

7.	I am/We are fully aware that the penal consequences for making a false declaration in respect of the above may include imprisonment up to two (2) years or fine or both under Section 109 of the Insolvency Act, 1967 and/or imprisonment up to ten (10) years and fine under Section 420 of the Penal Code.

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD. [201901005005(1314332U)]/1000604905

10.	The Customer makes this declaration in full knowledge and awareness of CGC’s reliance on this declaration as an inducement or basis to grant or continue to grant the Financing Facility to the Customer.

11.	I am/We are fully aware that it is a criminal offence to induce CGC to grant the Financing Facility on the basis of a false declaration. The penal consequences may include imprisonment up to two (2) years or fine or both under Section 109 of the Insolvency Act, 1967 and/or imprisonment up to ten (10) years and fine under Section 420 of the Penal Code.

And I/we make this declaration conscientiously believing the same to be true and by virtue of the provisions of the Statutory Declarations Act, 1960.

SUBSCRIBED and SOLEMNLY DECLARED	)
By	)
And	)
at this day of 29 MAR 2022)

/s/ NG Chen Lok
Name: NG Chen Lok
(NRIC NO. 870203-06-5701)
Designation: Managing Director

DS_1 SP (Pin 1/2017)

IBU PEJABAT LEMBAGA HASIL DALAM NEGERI MALAYSIA MENARA HASIL PERSIARAN RIMBA PERMAI CYBER 8, 63000 CYBERJAYA SELANGOR DARUL EHSAN

SIJIL SETEM STAMP CERTIFICATE (Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman) Please attach this stamp certificate to the instrument as evidence of stamping	ASAL

Cara Bayaran Payment Method	FPX TRANSATIONS
No. Adjudikasi Adjudication No.	T01C4B94CDXW026 (SALINAN 2/2)
Jenis Surat Cara	LETTER OF OFFER
Type Of Instrument	SURAT CARA UTAMA
Tarikh Surat Cara	28/03/2022
Date of Instrument
Balasan Consideration	RM 100,000.00

Maklumat Pihak Pertama / Penjual / Pemberi First Party/ Vendor / Transferor / Assignor

CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD, NO SYARIKAT 197201000831 (12441-M)

Maklumat Pihak Kedua / Pembeli / Penerima Second Party / Purchaser / Transferee / Assignee

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD., NO SYARIKAT 201901005005(1314332U)

Butiran Harta / Suratcara Property / Instrument Description

TIDAK BERKENAAN

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:

This is to certify this instrument is stamped and indorsed as below:

No. Kelulusan Perbendaharaan Treasury Approval No : KK/BSKK/10/600-2/1/2(60)	Tarikh Cetak Printed Date : 20/05/2022 11:44:34

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar

The authenticity of this Stamp Certificate can be verified at stamps hasil gov my or by mobile app

Ini adalah cetakan komputer dan tidak perlu dilandatangani

This is a computer generated printout and no signature is required

-- tamat/end ---

DS_1 SP (Pin 1/2017)

IBU PEJABAT LEMBAGA HASIL DALAM NEGERI MALAYSIA MENARA HASIL PERSIARAN RIMBA PERMAI CYBER 8, 63000 CYBERJAYA SELANGOR DARUL EHSAN

SIJIL SETEM STAMP CERTIFICATE (Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman) Please attach this stamp certificate to the instrument as evidence of stamping	ASAL

Cara Bayaran Payment Method	FPX TRANSATIONS
No. Adjudikasi Adjudication No.	T01C4B94CDXW026 (SALINAN 1/2)
Jenis Surat Cara	LETTER OF OFFER
Type Of Instrument	SURAT CARA UTAMA
Tarikh Surat Cara	28/03/2022
Date of Instrument
Balasan Consideration	RM 100,000.00

Maklumat Pihak Pertama / Penjual / Pemberi First Party/ Vendor / Transferor / Assignor

CREDIT GUARANTEE CORPORATION MALAYSIA BERHAD, NO SYARIKAT 197201000831 (12441-M)

Maklumat Pihak Kedua / Pembeli / Penerima Second Party / Purchaser / Transferee / Assignee

CL TECHNOLOGIES (INTERNATIONAL) SDN. BHD., NO SYARIKAT 201901005005(1314332U)

Butiran Harta / Suratcara Property / Instrument Description

TIDAK BERKENAAN

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:

This is to certify this instrument is stamped and indorsed as below:

No. Kelulusan Perbendaharaan Treasury Approval No : KK/BSKK/10/600-2/1/2(60)	Tarikh Cetak Printed Date : 20/05/2022 11:44:34

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar

The authenticity of this Stamp Certificate can be verified at stamps hasil gov my or by mobile app

Ini adalah cetakan komputer dan tidak perlu dilandatangani

This is a computer generated printout and no signature is required

-- tamat/end ---